QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PLAYBOY ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of the 2003 Annual Meeting of Stockholders

May 14, 2003

        The Annual Meeting of Stockholders of Playboy Enterprises, Inc. will be held at Spiaggia, located at 980 North Michigan Avenue, Chicago, Illinois 60611, on Wednesday, May 14, 2003, at 9:30 a.m., local time, for the following purposes:

  1.
  to elect eight directors, each for one-year terms;

  2.
  to approve an amendment to our Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 3,703,000 shares to 5,503,000 shares and the maximum number of shares which may be granted to any employee in any calendar year from 250,000 shares to 650,000 shares;

  3.
  to approve an amendment to our 1997 Equity Plan for Non-Employee Directors, as amended, to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 200,000 shares to 400,000 shares;

  4.
  to vote on the ratification of the appointment of Ernst & Young LLP as our independent auditors for 2003; and

  5.
  to transact any other business that properly comes before the meeting.

        All holders of record of Playboy Class A common stock at the close of business on March 17, 2003 are entitled to notice of and to vote at the meeting. An alphabetical list of those stockholders, their addresses and the number of shares owned by each will be on display for all purposes germane to the meeting at Playboy's Chicago office during normal business hours from May 2, 2003 to May 13, 2003. This list will also be on display at the meeting. Holders of Playboy Class B common stock on the record date are also welcome to attend the meeting but are not entitled to vote.

        We hope that you will be present at the meeting. If you cannot attend and you are a holder of Class A common stock, we urge you to vote your shares by dating, signing and mailing the enclosed proxy card in the envelope provided. The envelope requires no postage if it is mailed in the United States.

By Order of the Board of Directors
Howard Shapiro Secretary
April 10, 2003 Chicago, Illinois

PLAYBOY ENTERPRISES, INC.
680 North Lake Shore Drive
Chicago, Illinois 60611

Proxy Statement

GENERAL INFORMATION

Annual Meeting Time, Location and Admission Procedure

        The Annual Meeting of Stockholders of Playboy Enterprises, Inc. will be held on Wednesday, May 14, 2003, at 9:30 a.m., local time, at Spiaggia, located at 980 North Michigan Avenue, Chicago, Illinois 60611.

        All stockholders of record on March 17, 2003, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Securities Entitled to Be Voted at the Meeting

        Only shares of our Class A common stock held by stockholders of record on March 17, 2003, the record date for the Annual Meeting, are entitled to vote at the meeting. Each share of Class A common stock is entitled to one vote. On March 17, 2003, 4,864,102 shares of Class A common stock were outstanding. The Class B common stock is not entitled to be voted at the Annual Meeting. Holders of Class B common stock are receiving this proxy statement for information purposes only and will not receive a proxy card.

Information About This Proxy Statement

        We sent you these proxy materials because Playboy's Board of Directors is soliciting your proxy to vote your shares of Class A common stock at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On April 10, 2003, we began mailing these proxy materials to all of our holders of record of Class A common stock and Class B common stock, as of the close of business on March 17, 2003.

Information About Voting

        Holders of Class A common stock can vote in person at the Annual Meeting or by proxy. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying envelope, which is postage paid if mailed in the United States. If your shares of Class A common stock are held in the name of a bank, broker or other holder of record, you will receive instructions from that holder of record that you must follow in order for your shares to be voted at the Annual Meeting.

        If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive. If your shares of Class A common stock are not registered in your own name, and you plan to attend the Annual Meeting and vote your shares in person, you will need to contact the broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it with you to the Annual Meeting.

        If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you sign, date and return the card without indicating your instructions on how to vote your shares, they will be voted as follows:

  •
  FOR the election of the eight nominees for director;

  •
  FOR approval of an amendment to our Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 3,703,000 shares to 5,503,000 shares and the maximum number of shares which may be granted to any employee in any calendar year from 250,000 shares to 650,000 shares;

  •
  FOR approval of an amendment to our 1997 Equity Plan for Non-Employee Directors, as amended, to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 200,000 shares to 400,000 shares; and

  •
  FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for 2003.

        If any other matter is presented at the meeting, the holders of your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted upon at the meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and mailing the enclosed proxy card in the accompanying envelope. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

        You may revoke or change your proxy at any time before it is exercised by any of the following methods:

  •
  sending a written revocation to Playboy's Secretary, Howard Shapiro;

  •
  signing and delivering a later dated proxy; or

  •
  voting in person at the meeting.

        Your most current vote is the one that is counted.

Quorum Requirement

        A quorum is necessary to hold a valid Annual Meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Proxies marked "withheld" or "abstain" and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card, but not on others because the broker does not have authority to do so.

Information About Votes Necessary for Action to Be Taken

        All matters to be considered at the Annual Meeting require an affirmative vote of the majority of all shares of Class A common stock present in person or by proxy. Proxies marked "withheld" or "abstain" will have the same effect as a vote against the proposals or a vote against any other matter. Broker non-votes will have no effect on the four items to be presented at the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Playboy's directors are elected by the stockholders each year at our Annual Meeting. Our directors are elected to serve one-year terms. Our bylaws allow the Board of Directors to fix the number of directors to be elected at each Annual Meeting at not fewer than five and not more than ten. Our bylaws also allow the Board of Directors to fill any vacancies and newly created directorships resulting from any increase in the authorized number of directors. The directors so chosen shall hold office until the next annual election or until their successors are duly elected and qualified. On September 18, 2002, the Board of Directors voted to increase the number of directors from seven to eight and elected Mr. Jerome H. Kern to fill the directorial vacancy created by the increase in the number of directors, to serve until the Annual Meeting. As a result, the Board of Directors currently consists of eight members. Sir Brian Wolfson, one of our current directors, has informed the Board of Directors that he will not stand for re-election at the Annual Meeting.

        The Board of Directors has nominated eight individuals for election at the Annual Meeting. Other than Mr. Russell I. Pillar, each of the director nominees presented in this proxy statement is currently a director. If elected, each director's term will last until the 2004 Annual Meeting or until he or she is succeeded by another qualified director who has been elected.

        Your proxy will vote for each of the nominees unless you specifically withhold authority to vote for a particular nominee. If a nominee is unavailable for election, the holders of your proxy may vote for another nominee proposed by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Your proxy may not be voted for more than eight nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.

        The following information is provided with respect to each nominee for election as a director. The ages of the nominees are as of April 8, 2003.

CHRISTIE HEFNER
Director since 1979
Age 50

        Ms. Hefner was appointed Chairman of the Board and Chief Executive Officer of Playboy in November 1988. From September 1986 to November 1988, she was Vice Chairman of the Board, President and Chief Operating Officer. From February 1984 to September 1986, she was President and Chief Operating Officer; she had been President since April 1982. From January 1978 to April 1982, she was a Corporate Vice President. She joined Playboy in 1975 as Special Assistant to the Chairman of the Board. In addition, Ms. Hefner is a member of the Board of Directors of MarketWatch.com, Inc., an interactive financial media company; Canyon Ranch, a group of health resorts and club spas; Magazine Publishers of America, the industry association for consumer magazines; the Business Committee for the Arts, an organization helping businesses establish alliances with the arts that meet business objectives; and the Museum of Television and Radio. Ms. Hefner is also on the Advisory Boards of the American Civil Liberties Union and the Creative Coalition and a member of the Chicago Council on Foreign Relations and the National Cable Television Associations Diversity Committee. Ms. Hefner is the daughter of Hugh M. Hefner, Editor-in-Chief.

DENNIS S. BOOKSHESTER
Director since 1990
Age 64

        Mr. Bookshester has been Chairman of the Board of Cutanix Corporation, a company principally engaged in scientific skin research, since November 1997. Concurrently, Mr. Bookshester was the Chief Executive Officer of Fruit of the Loom, Inc. from June 1999 to May 2002. From December 1990 to May 1991, he served as Chief Executive Officer of Zale Corporation, a company principally involved in the retail sale of jewelry. Mr. Bookshester was Corporate Vice Chairman, Chairman and Chief Executive Officer of the Retail Group of Carson Pirie Scott & Co., positions he held from 1984 to 1989. In addition, Mr. Bookshester is the Chairman of the Illinois Racing Board and a member of the Board of Directors of Elder-Beerman Stores Corp., which operates full-service department stores in the midwest. Mr. Bookshester is on the Visiting Committee of the University of Chicago Graduate School of Business. Mr. Bookshester is Chairman of the audit committee of the Board and is a member of the compensation committee of the Board.

DAVID I. CHEMEROW
Director since 1996
Age 51

        Mr. Chemerow is the Chief Operating Officer of ADcom Information Services, Inc., which provides ratings for viewership of TV programs to cable operators. Prior to that, he served as President and Chief Executive Officer of Soldout.com, Inc. from May 2000 through July 2000 and was President and Chief Operating Officer from September 1999 through April 2000. Soldout.com, Inc. was a premium event and entertainment resource, specializing in sold out and hard-to-obtain tickets and personalized entertainment packages for sports, theater, cultural and other events. Mr. Chemerow was President and Chief Operating Officer of GT Interactive Software Corp., a company principally engaged in publishing computer games, from April 1998 to September 1999; he served as Executive Vice President and Chief Operating Officer from May 1997 to April 1998. From April 1996 to May 1997, he was Executive Vice President and Chief Financial Officer of ENTEX Information Services, Inc., a company principally engaged in providing distributed computing management solutions. Beginning in 1990 and prior to joining ENTEX, he was Executive Vice President, Finance and Operations, and Chief Financial Officer of Playboy. Mr. Chemerow is also a member of the Board of Directors of Dunham's Athleisure Corporation, a sporting goods retailer. Mr. Chemerow is a member of the audit committee of the Board.

DONALD G. DRAPKIN
Director since 1997
Age 55

        Mr. Drapkin has been a member of the Board of Directors and Vice Chairman of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom for more than five years. Mr. Drapkin is also a member of the Board of Directors of the following corporations: Anthracite Capital, Inc., BlackRock Asset Investors, The Molson Companies Limited, Panavision, Inc., Revlon Consumer Products Corporation, Revlon, Inc., SIGA Technologies, Inc. and The Warnaco Group, Inc. Mr. Drapkin is a member of the compensation committee of the Board.

JEROME H. KERN
Director since 2002
Age 65

        Mr. Kern has been the President of Kern Consulting, L.L.C. since 2001. Prior to that, Mr. Kern was Chairman and Chief Executive Officer of On Command Corporation. Prior to his position at On Command, he served as Vice Chairman and a member of the Board of Directors of Tele-Communications, Inc. (TCI). For more than 20 years, Mr. Kern was the principal outside legal counsel to TCI and Liberty Media Corporation (Liberty Media), including from 1992 to 1998, when he served as senior partner of Baker & Botts, L.L.P. Mr. Kern is on the boards of Jones Knowledge, Inc., Liberty Media and the Volunteers of America (Colorado Chapter). He also serves as Chairman of the Institute for Children's Mental Disorders and is Co-Chairman of Board of Trustees for the Colorado Symphony Association. He is a trustee of City Meals-on-Wheels in New York and a trustee of the New York University School of Law Foundation. Mr. Kern is a member of the audit committee of the Board.

RUSSELL I. PILLAR
Director Nominee
Age 37

        Mr. Pillar has served as President of the Viacom Digital Media Group and its predecessor entities, all divisions of global media company Viacom Inc., since January 2000. He is Viacom's chief digital strategy and development executive, responsible for leading key initiatives that leverage emerging technologies and the corporation's brand, content, distribution, advertising, and promotional assets. Mr. Pillar also has served as Managing Partner of Critical Mass Ventures LLC, an investment vehicle focused on the intersection of consumer brands, media, and technology, since October 1991. From November 1998 to January 2000, Mr. Pillar served as President, Chief Executive Officer, and a member of the Board of Directors of Richard Branson's Virgin Entertainment Group, Inc., a diversified international entertainment content retailer. From September 1997 to August 1998, Mr. Pillar served as President and Chief Executive Officer of Prodigy Internet, an Internet service provider, and served as a member of Prodigy Inc.'s Board of Directors, including serving as its Vice Chairman, from October 1996 to February 2000. Mr. Pillar is a member of the Board of Directors of MarketWatch.com, Inc. and SportsLine.com, Inc.

SOL ROSENTHAL
Director since 1985
Age 68

        Mr. Rosenthal has been Of Counsel to the Los Angeles office of the law firm of Arnold & Porter since July 2000. Prior to that he was Of Counsel to the Los Angeles law firm of Blanc Williams Johnston & Kronstadt, L.L.P. from May 1996 through June 2000. Prior to that, he was a senior partner in the law firm of Buchalter, Nemer, Fields & Younger from 1974 through April 1996. He has served as an arbitrator in entertainment industry disputes since 1977 and as the Writers Guild-Association of Talent Agents Negotiator since 1978. Mr. Rosenthal is a former member of the Board of Governors, Academy of Television Arts & Sciences, on which he served from 1990 to 1992; he is a former President of the Beverly Hills Bar Association and a former President of the Los Angeles Copyright Society. Mr. Rosenthal is Chairman of the compensation committee of the Board.

RICHARD S. ROSENZWEIG
Director since 1973
Age 67

        Mr. Rosenzweig has been Executive Vice President of Playboy since November 1988. From May 1982 to November 1988, he was Executive Vice President, Office of the Chairman, and from July 1980 to May 1982, he was Executive Vice President, Corporate Affairs. Before that, from January 1977 to June 1980, he had been Executive Vice President, West Coast Operations. His other positions with Playboy have included Executive Vice President, Publications Group, and Associate Publisher, Playboy magazine. He has been with Playboy since 1958.

MEETINGS AND COMMITTEES OF THE BOARD

        The Board of Directors held seven meetings during 2002. Each of our directors attended at least 75% of all the meetings of the Board and of the committees on which he or she served during 2002. The Board of Directors has a standing audit committee and a standing compensation committee, which are described below. The Board does not have a standing nominating committee.

Audit Committee

        The audit committee of the Board is currently comprised of four independent directors, Messrs. Bookshester (who serves as Chairman), Chemerow and Kern and Sir Brian Wolfson. The functions of the audit committee and its activities during 2002 are described in the section of this proxy statement titled "Report of the Audit Committee."

        During 2002, the Board of Directors examined the composition of the audit committee and confirmed that all members of the audit committee are "independent" within the meaning of the New York Stock Exchange's rules governing audit committees.

        The audit committee met five times during 2002.

Compensation Committee

        The compensation committee of the Board is currently comprised of three directors, Messrs. Rosenthal (who serves as Chairman), Bookshester and Drapkin. The key functions of the compensation committee include reviewing and approving our compensation philosophy concerning corporate officers and certain other key employees, reviewing the competitiveness of our compensation practices and determining salary and termination arrangements for, and all proposed contracts and transactions with, all of our employees whose salaries and bonuses are more than $250,000 but less than $400,000 per year, excluding corporate officers.

        Other key responsibilities of the compensation committee include reviewing and making recommendations to the Board concerning our employee benefit programs, determining compensation, salary or termination arrangements for, and all proposed contracts and transactions with, corporate officers and any employee of Playboy (including Mr. Hefner) whose salary and bonus equals or exceeds $400,000 per year, administering our stock incentive plans for key employees and non-employee directors and determining which of our employees are eligible to participate in those plans and administering our employee stock purchase plan.

        The compensation committee met five times during 2002.

DIRECTOR COMPENSATION

        Directors who are Playboy employees receive no compensation for their services as directors. During 2002, non-employee directors received an annual fee of $30,000. This annual fee was earned and is payable in quarterly installments. Half of this annual fee is paid in shares of Class B common stock. In addition, each non-employee director earned a fee of $1,000 for each in-person Board meeting attended, payable in shares of Class B common stock. Mr. Drapkin and Sir Brian Wolfson each attended all five of the in-person Board meetings held in 2002, and therefore each earned total compensation of $35,000 for his services as a director in 2002. Messrs. Bookshester, Chemerow and Rosenthal each attended all five of the in-person Board meetings and three special committee meetings, and therefore each earned total compensation of $38,000 in 2002. Mr. Kern earned total compensation of $17,000 in 2002, comprised of a pro-rated annual fee of $15,000 and $2,000 for his attendance at two in-person Board meetings.

        Since October 1992, non-employee directors have also been eligible to participate in Playboy's Deferred Compensation Plan for Non-Employee Directors, which we call the DCP, under which they may elect to defer receipt of part or all of their annual fees and per-meeting payments. All amounts deferred and interest credited are 100% vested immediately and are general unsecured obligations of Playboy.

        Each non-employee director is also a participant in the Playboy Enterprises, Inc. 1991 Non-Qualified Stock Option Plan for Non-Employee Directors. We call this stock option plan the 1991 Directors' Stock Option Plan. Under the 1991 Directors' Stock Option Plan, each director is granted a non-qualified stock option to purchase shares of Class B common stock. Each option is exercisable in four equal annual installments, beginning on the first anniversary of the date that options were initially granted, unless accelerated according to the terms of the 1991 Directors' Stock Option Plan. All installments are cumulative and may be exercised in whole or in part. Options granted under the 1991 Directors' Stock Option Plan generally expire ten years after the date of grant, although they may expire earlier. Shares issued upon the exercise of options granted under the 1991 Directors' Stock Option Plan may be either treasury shares or newly-issued shares.

        Each non-employee director is also a participant in the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc., as amended. We call this equity plan the 1997 Equity Plan. Under the 1997 Equity Plan, we from time to time grant non-employee directors non-qualified stock options to purchase shares of Class B common stock and/or shares of restricted stock. Each option is generally exercisable in four equal annual installments, beginning on the first anniversary of the date that options were initially granted, unless accelerated according to the terms of the 1997 Equity Plan. All installments are cumulative and may be exercised in whole or in part. Options granted under the 1997 Equity Plan generally expire ten years after the date of grant, although they may expire earlier. Shares issued upon the exercise of options granted under the 1997 Equity Plan may be either treasury shares or newly-issued shares.

EXECUTIVE OFFICERS

        The following information is provided with respect to Playboy's executive officers, except for Ms. Hefner and Mr. Rosenzweig, whose information is provided in the section of this proxy statement titled "PROPOSAL NO. 1—ELECTION OF DIRECTORS." Playboy's officers hold their offices until their successors are chosen and qualified.

JAMES L. ENGLISH
Executive Vice President and President,
    Entertainment Group
Age 51

        Mr. English joined Playboy in 1994 as President of Playboy Networks Worldwide and was appointed to his present position in November 2000. Before joining Playboy he served as Senior Vice President, Viewer's Choice. He helped launch Pay-Per-View Network, Inc. in 1987. Previously, Mr. English served as a Vice President of MGM/UA, and before that at Home Box Office. He began his career at WJLA-TV, the ABC affiliate in Washington, D.C. He is a member of the Cable Television Administration and Marketing Association, National Cable Television Association and Visual Software Dealers Association.

LINDA G. HAVARD
Executive Vice President, Finance and Operations,
    and Chief Financial Officer
Age 48

        Ms. Havard was appointed to her present position in May 1997. From August 1982 to May 1997, she held various financial and management positions at Atlantic Richfield Company or ARCO. From October 1996 to May 1997, Ms. Havard served as ARCO's Senior Vice President in the Global Energy Ventures division. She also served as ARCO's Vice President of Corporate Planning from January 1994 to December 1996. Her other positions with ARCO included Vice President, Finance, Planning and Control, ARCO Transportation Co. and President, ARCO Pipe Line Co. Ms. Havard serves as a member of the Board of Directors of Playboy.com, Inc. (Playboy.com). Ms. Havard is also a member of the UCLA Foundation Board of Councillors and a member of the Chicago Club of the Council on Foreign Relations.

HUGH M. HEFNER
Editor-in-Chief
Age 77

        Mr. Hefner founded Playboy in 1953. He was appointed to his present position in November 1988. From October 1976 to November 1988, Mr. Hefner served as Chairman of the Board and Chief Executive Officer, and before that he served as Chairman, President and Chief Executive Officer. Mr. Hefner is the father of Christie Hefner, Chairman of the Board and Chief Executive Officer.

MARTHA O. LINDEMAN
Senior Vice President, Corporate Communications
    and Investor Relations
Age 52

        Ms. Lindeman was appointed to her present position in September 1998. From 1992 to 1998, she served as Vice President, Corporate Communications and Investor Relations. From 1986 to 1992, she served as Manager of Communications at the Tribune Company, a leading information and entertainment company.

RANDY A. NICOLAU
President
    Playboy Online Group
Age 32

        Mr. Nicolau was appointed to his present position in August 2002. From October 2001 to August 2002, Mr. Nicolau served as Senior Vice President of Marketing and E-Commerce for Playboy.com, where he was responsible for the marketing and operation of the corporation's subscription and e-commerce businesses. From June 2000 to April 2001, Mr. Nicolau was Senior Vice President of Direct Marketing and E-Commerce at Small World Media, Inc., which builds and maintains fantasy sports games on the Internet, and was responsible for developing and marketing the corporation's fantasy game and e-commerce businesses. Mr. Nicolau served from January 1997 to April 2000 as the Chief Executive Officer at Bridgepint Marketing, LLC, which marketed collectibles to the male consumer and owned the brand "Sports Traditions," a leader in sports-themed products, and was responsible for the day-to-day operation and overall performance of the corporation. Mr. Nicolau began his career at MBI Inc. (The Danbury Mint) in August 1992, where he created and managed direct response programs within the collectibles industry and facilitated the sales growth of its sports-related product lines.

HOWARD SHAPIRO
Executive Vice President, Law and Administration,
    General Counsel and Secretary
Age 55

        Mr. Shapiro was appointed to his present position in May 1996. From September 1989 to May 1996, he served as Executive Vice President, Law and Administration, and General Counsel. From May 1985 to September 1989, Mr. Shapiro served as Senior Vice President, Law and Administration, and General Counsel. From July 1984 to May 1985, he served as Senior Vice President and General Counsel. From September 1983 to July 1984, he served as Vice President and General Counsel. From May 1981 to September 1983, he served as Corporate Counsel. From June 1978 to May 1981, he served as Division Counsel. From November 1973 to June 1978, he served as Staff Counsel.

ALEX VAICKUS
Executive Vice President and President,
    Global Licensing
Age 43

        Mr. Vaickus was appointed to his present position in November 2002. From August 2000 to November 2002, Mr. Vaickus served as Senior Vice President and President of the Licensing Group. Mr. Vaickus previously served as Playboy's Senior Vice President of Strategy, Planning and Operations and was responsible for managing the strategic planning process and all corporate-level business development activities, including the evaluation of acquisitions and new business opportunities. Prior to joining Playboy in 1998, Mr. Vaickus was Vice President of Business Development with ConAgra Refrigerated Prepared Foods and Vice President of Business Planning and Finance for Sara Lee/DE, a division of Sara Lee Corporation. He spent 12 years at Sara Lee, where he held various positions, including Executive Director of U.S. Foods and Director of Business Planning.

DAVID F. ZUCKER
President and Chief Operating Officer
Age 40

        Mr. Zucker joined Playboy as President and Chief Operating Officer in 2002. From September 2000 to May 2002, Mr. Zucker served as Managing Director of Walker Digital LLC, an integrated business solution invention and development company, where he was responsible for gaming and e-commerce activities, and President and Chief Executive Officer of Skillgames LLC, an online games company, where he was responsible for the overall management of the corporation. From February 1999 to August 2000, he served as President and Chief Executive Officer of DIVA Systems Corporation, a provider of video on demand products and services to cable television operators, and was responsible for the overall management of the corporation. Mr. Zucker was employed by the Walt Disney Company from June 1988 to January 1999. During his tenure with Walt Disney, Mr. Zucker was initially assigned to Fairchild Publication's Travel Agent Magazine, of which he was appointed to serve as Executive Publisher, and later served as Manager of current series for ABC Entertainment before moving on to Walt Disney's ESPN network. At ESPN, Mr. Zucker started as Director of programming for Eurosport based in London, where he was responsible for programming for Eurosport, before becoming Vice President of programming for ESPN's domestic U.S. networks, where he was responsible for programming for ESPN. Rising to Executive Vice President of ESPN, he also served as Managing Director of ESPN International, where he was responsible for overseeing ESPN's international operations, before joining DIVA Systems in 1999.

PLAYBOY STOCK OWNERSHIP

Playboy Stock Ownership by Certain Beneficial Owners

        The following table provides information about the only person who we believe, based on a review of filings with the Securities and Exchange Commission, as of February 28, 2003, beneficially owns more than 5% of our outstanding Class A common stock. Our Class A common stock is the only class of our common stock entitled to vote at the Annual Meeting.

Name and Address	Number of Shares of Class A Common Stock	Percent of Class
Hugh M. Hefner, Trustee(1) The Hugh M. Hefner 1991 Trust 2706 Media Center Drive, Los Angeles, California 90065	3,381,836	69.53%

(1)
Mr. Hefner, founder of Playboy and Editor-in-Chief, owns these shares through The Hugh M. Hefner 1991 Trust. Mr. Hefner has sole investment and voting power over these shares. Mr. Hefner has indicated his intent to vote his shares on the matters specified in this proxy statement in accordance with the recommendations made in this proxy statement by the Board of Directors. As a result, these matters will be approved.

Playboy Stock Ownership by Directors and Executive Officers

        The following table shows, as of February 28, 2003, the amount of common stock beneficially owned by each of our directors and by each executive officer named in the Summary Compensation table on page 16 of this proxy statement, and by all directors and executive officers as a group. In general, "beneficial ownership" includes those shares over which a director or executive officer has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 28, 2003. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name(1)	Shares of Class A Common Stock	Percent of Class A Common Stock	Shares of Class B Common Stock	Percent of Class B Common Stock
Dennis S. Bookshester(2)	3,000	*	36,563	*
David I. Chemerow(2)	800	*	55,398	*
Donald G. Drapkin(2)	—	*	27,500	*
James L. English(2)	—	*	79,862	*
Linda G. Havard(2)	—	*	184,709	*
Christie Hefner(2)	72,274	1.49	1,126,275	5.07
Hugh M. Hefner(3)	3,381,836	69.53	6,192,486	28.90
Jerome H. Kern	—	*	5,964	*
Sol Rosenthal(2)	252	*	37,827	*
Richard S. Rosenzweig(2)	365	*	159,114	*
Sir Brian Wolfson(2)(4)	2,500	*	26,649	*
All Directors and Executive Officers as a group (16 persons)(2)(3)	3,461,042	71.15	8,287,847	36.24

*
Less than 1% of the total shares outstanding.

(1)
In each case, beneficial ownership consists of sole voting and investment power, with the exception of Mr. Rosenthal, who owns two shares of Class A common stock and six shares of Class B common stock as custodian for his son. Mr. Rosenthal disclaims beneficial ownership of these shares. As of February 28, 2003, all directors and executive officers as a group shared voting and investment power over two shares of Class A common stock and six shares of Class B common stock.

(2)
Includes the following shares of our Class B common stock that are subject to installments of stock option grants made under the Playboy Enterprises, Inc. 1989 Stock Option Plan, as amended, which we call the 1989 Stock Option Plan, the Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan, which we call the 1995 Stock Incentive Plan, the 1991 Directors' Stock Option Plan and the 1997 Equity Plan, which were either exercisable on February 28, 2003, or are exercisable within 60 days of February 28, 2003.

Name	Class B Common Stock
Dennis S. Bookshester	17,500
David I. Chemerow	17,500
Donald G. Drapkin	22,500
James L. English	60,500
Linda G. Havard	155,000
Christie Hefner	799,386
Sol Rosenthal	17,500
Richard S. Rosenzweig	100,000
Sir Brian Wolfson	17,500
All Directors and Executive Officers as a group (16 persons)	1,445,886
(3)
Excludes shares of Class B common stock that may be issued to Mr. Hefner in connection with the Hefner debt restructuring, which is described in the section of this proxy statement titled "Transactions with Management." Also excludes shares of Class B common stock into which shares of Playboy preferred stock to be issued to Mr. Hefner in connection with the Hefner debt restructuring may be converted.

(4)
Sir Brian Wolfson will not stand for re-election to the Board of Directors at the Annual Meeting.

EXECUTIVE COMPENSATION

Report of the Committee on Executive Compensation

        This report by the compensation committee and the Performance Graph on page 19 shall not be deemed to be incorporated by reference by any general statement that incorporates by reference these proxy materials into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and they shall not otherwise be deemed filed thereunder.

        Playboy's executive compensation programs are administered by the compensation committee of the Board of Directors. Messrs. Rosenthal (who is the Chairman), Bookshester and Drapkin served as members of the compensation committee during 2002. None of these three directors has ever served as an officer of Playboy.

        Playboy's executive compensation programs are designed to help Playboy achieve its business objectives by:

  •
  setting levels of compensation designed to attract and retain superior executives in a highly competitive environment;

  •
  providing incentive compensation that varies directly with both Playboy's financial performance and the individual executive's contribution to that performance; and

  •
  linking compensation to elements that affect both short-term and long-term share performance.

        Therefore, the compensation committee's primary mission is to structure and administer a range of compensation programs designed to enable Playboy to attract and retain executive talent in a marketplace that is both highly competitive and well-known for its individually tailored compensation packages. To help it fulfill this mission, the compensation committee periodically evaluates the competitiveness of Playboy's executive compensation programs, using information drawn from a variety of sources such as published survey data, information supplied by consultants and its own experience in recruiting and retaining executives. A list of the criteria the compensation committee considers when it establishes compensation programs and the factors it considers when it determines an executive's compensation is supplied in this report.

  Base Salary

        The compensation committee sets the base salaries and salary ranges for executives based primarily on competitive market data and the executive's level of responsibility. The committee uses outside executive compensation consultants to periodically review these salaries and salary ranges. The committee reviews salary ranges once a year, and adjusts them as necessary, considering a number of factors including Playboy's financial performance. The committee also reviews executives' salaries once a year, and bases any adjustments on each executive's individual performance, while also considering his or her total compensation package and external market data. While some of the companies in the peer group chosen for comparison of stockholder returns in the Performance Graph on page 19 may be included in the surveys and information the compensation committee considers in setting executives' salaries, there is no set peer group against which those salaries are measured. Instead, the committee reviews broad-based industry salary data, which typically exclude financial services and not-for-profit companies, and industry-specific data relative to a particular position when they are available. For 2002, the committee continued its practice of restraining base salaries and salary grade ranges. This is consistent with the committee's current philosophy of focusing less on fixed compensation and more on variable performance-based compensation in the form of short-term and long-term incentives.

  Short-Term Incentives

        Playboy executives are eligible for annual bonuses under Playboy's Executive Incentive Compensation Program. For 2002, participants in this program could earn an annual bonus with a value ranging from 25% to 100% of their base salaries. We calculated the total bonus amount each executive earned based on Playboy's adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, as well as group and/or individual segment profitability objective goals. For each portion of the bonus, there is a range of bonus amounts paid based on the level of achievement with respect to that portion, with a minimum threshold level of performance required before earning each portion of the bonus. For 2002, the compensation committee determined that Ms. Hefner, Mr. Hefner, Ms. Havard and Mr. Rosenzweig should receive payouts under the Executive Incentive Compensation Program.

  Long-Term Incentives

        Playboy provides long-term incentive awards through its 1995 Stock Incentive Plan, which the compensation committee administers for Playboy. Subject to the terms of that plan, the compensation committee determines the "key employees" to whom options and other awards may be granted, the number of shares of our Class B common stock covered by each option or other stock award, the time or times at which the options may be exercised, the vesting of awards and other administrative functions. Since the inception of the 1995 Stock Incentive Plan, the compensation committee has granted incentive stock options, non-qualified stock options, restricted stock awards and performance awards. These grants are designed to further the growth, development and financial success of Playboy by providing key employees with strong additional incentives to maximize long-term stockholder value. The committee believes that this objective can be best achieved through assisting key employees to become owners of Playboy stock, which aligns their interests with Playboy's interests. As stockholders, key employees will benefit directly from Playboy's growth, development and financial success. Stock option grants and restricted stock awards also enable Playboy to attract and retain the services of those executives whom we consider essential to Playboy's long-range success by providing these executives with a competitive compensation package and an opportunity to become owners of Playboy stock.

  Chairman and Chief Executive Officer Compensation

        Ms. Hefner's annual salary for 2002 was $600,000. In determining Ms. Hefner's salary, the compensation committee considered a number of factors, including Playboy's overall financial and operational performance over the last few fiscal years. The compensation committee also reviewed competitive market data and, consistent with its general approach to salaries, attempted to place Ms. Hefner's salary slightly above the median of the data reported in relevant compensation surveys and other information it considered.

        The compensation committee calculated Ms. Hefner's bonus payout of $60,000 according to the terms of Playboy's Executive Incentive Compensation Program. Ms. Hefner's maximum bonus opportunity was 100% of her base salary. Her bonus was based on achievement of the group profitability targets described above for 2002, and since Playboy achieved only a portion of these targets, only a portion of the maximum bonus was paid to her.

  Deductibility of Compensation

        In 1993, changes were made to the federal corporate income tax law that limit Playboy's ability to deduct compensation in excess of $1 million paid annually to Playboy's five most highly compensated executive officers. There are exemptions from this limit, including both compensation that is based on the attainment of performance goals established by the compensation committee and approved by the stockholders and forms of current compensation that were established under a binding contract predating the 1993 changes to the tax code. The committee's policy is to seek to qualify all executive compensation for deductibility to the extent that this policy is consistent with Playboy's overall objectives in attracting, motivating and retaining its executives. The compensation committee believes that grants of stock options and grants of restricted stock made to executive officers under the 1995 Stock Incentive Plan qualify as stockholder-approved performance-based compensation and will therefore be fully deductible when an option is exercised or restricted stock vests. However, grants of restricted stock made under the 1995 Stock Incentive Plan prior to fiscal year 1997 do not qualify as stockholder-approved performance-based compensation and will therefore not be fully deductible to the extent that the value of such grants to any executive, when added to other non-exempt compensation paid to that executive, exceeds the $1 million limit in any tax year. The compensation committee believes that, based upon current compensation levels, all compensation paid in 2002 should be fully deductible.

Submitted by the compensation committee:

Sol Rosenthal, Chairman
Dennis S. Bookshester
Donald G. Drapkin

Executive Compensation

        The following tables set forth information regarding the compensation earned by Ms. Hefner, who served as Playboy's Chairman of the Board and Chief Executive Officer throughout 2002, and the four next highest compensated executive officers of Playboy for 2002. We refer to these individuals collectively as our Named Executives. The Summary Compensation table details the salary and bonus earned by and the stock options and restricted stock awards granted to each Named Executive during each of the last three fiscal years. The Option Grants in Last Fiscal Year table explains in more detail the terms and hypothetical values of stock options granted during 2002 to the Named Executives. Finally, the Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values table reflects certain information regarding vested and unvested stock options held by the Named Executives as of December 31, 2002, and the value of those options as of that date.

Summary Compensation

Long Term Compensation
Class B Common Stock
Annual Compensation
Name and Principal Position				Restricted Stock Awards ($)(1)	Securities Underlying Options (#)		All Other Compensation ($)(2)
	Year	Salary ($)	Bonus ($)
Christie Hefner Chairman of the Board and Chief Executive Officer	2002 2001 2000	600,000 600,000 550,000	60,000 347,254 96,607	— — —	150,000 — —	(3)	35,688 9,672 9,917
James L. English Executive Vice President and President, Entertainment Group	2002 2001 2000	600,000 575,001 508,269	— 585,870 —	— — —	20,000 15,000 10,000	(4) (5) (6)	9,534 9,672 9,917
Hugh M. Hefner Editor-in-Chief	2002 2001 2000	750,000 750,000 750,000	30,000 173,627 52,695	— — —	— — —		9,534 9,672 9,917
Linda G. Havard Executive Vice President, Finance and Operations and Chief Financial Officer	2002 2001 2000	475,000 475,000 400,015	38,000 217,043 49,183	— — —	30,000 20,000 30,000	(4) (5) (7)	26,755 22,068 19,684
Richard S. Rosenzweig Executive Vice President	2002 2001 2000	400,000 363,654 320,000	56,000 187,254 39,345	— — —	— 70,000 15,000	(8) (6)	9,534 7,547 7,792

(1)
As of December 31, 2002, Ms. Hefner held 37,500 shares of restricted Class B common stock, which were valued at $379,875. The restrictions on these stock awards lapse in increments of 50% of the shares at the end of any fiscal year during which specified operating income objectives pertaining to such fiscal year are met. As of December 31, 2002, Mr. English held 9,374 shares of restricted Class B common stock, which were valued at $94,959. The restrictions on these stock awards lapse in increments of 50% of the shares at the end of any fiscal year during which specified operating income objectives pertaining to such fiscal year are met. As of December 31, 2002, Ms. Havard held 20,000 shares of restricted Class B common stock, which were valued at $202,600. The restrictions on these stock awards lapse in increments of 38% and 62% of the shares at the end of any fiscal year during which specified operating income objectives pertaining to such fiscal year are met. As of December 31, 2002, Mr. Rosenzweig held 10,000 shares of restricted Class B common stock, which were valued at $101,300. The restrictions on these stock awards lapse in increments of 50% of the shares at the end of any fiscal year during which specified operating income objectives pertaining to such fiscal year are met.

  Playboy met the operating income objectives in 2002 and all of the restricted stock outstanding at December 31, 2002 vested in February 2003. Mr. Hefner holds no shares of restricted Class B common stock. Dividends were not paid on restricted Class B common stock.

(2)
The amounts disclosed include:

(a)
Playboy profit-sharing contributions of $2,534 on behalf of Ms. Hefner, Mr. English, Mr. Hefner, Ms. Havard and Mr. Rosenzweig in 2002 under Playboy's Employees Investment Savings Plan.

(b)
Playboy 401(k) matching contributions of $7,000 on behalf of Ms. Hefner, Mr. English, Mr. Hefner, Ms. Havard and Mr. Rosenzweig in 2002 under Playboy's Employees Investment Savings Plan.

(c)
Playboy deferred compensation matching contributions of $26,154 on behalf of Ms. Hefner and $17,221 on behalf of Ms. Havard in 2002 under Playboy's DCP.

(3)
Represents a non-qualified stock option granted in 2002 under the 1995 Stock Incentive Plan. The option has an exercise price of $15.700 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of February 12, 2012. One-third of these options became exercisable on February 12, 2003; another one-third of these options will become exercisable on February 12, 2004 and the remaining one-third of these options will become exercisable on February 12, 2005.

(4)
Represents a non-qualified stock option granted in 2002 under the 1995 Stock Incentive Plan. The option has an exercise price of $15.850 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of January 22, 2012. Half of these options became exercisable on January 22, 2003 and the remaining half of these options will become exercisable on January 22, 2004.

(5)
Represents a non-qualified stock option granted in 2001 under the 1995 Stock Incentive Plan. The option has an exercise price of $11.375 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of January 26, 2011. As of January 26, 2003, all of these options were exercisable.

(6)
Represents a non-qualified stock option granted in 2000 under the 1995 Stock Incentive Plan. The option has an exercise price of $24.125 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of January 4, 2010. As of January 4, 2002, all of these options were exercisable.

(7)
Represents two non-qualified stock options granted in 2000 under the 1995 Stock Incentive Plan. The first option has an exercise price of $24.125 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of January 4, 2010. As of January 4, 2002, all of these options were exercisable. The second option has an exercise price of $12.125 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of June 19, 2010. As of June 19, 2002, all of these options were exercisable.

(8)
Represents two non-qualified stock options granted in 2001 under the 1995 Stock Incentive Plan. The first option has an exercise price of $11.375 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of January 26, 2011. As of January 26, 2003, all of these options were exercisable. The second option has an exercise price of $13.24 (100% of the fair market value on the business day immediately preceding the date of the grant) and an expiration date of February 26, 2011. Two-thirds of these options were exercisable as of February 26, 2003 and the remaining one-third of these options will become exercisable on February 26, 2004.

Option Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)
	Individual Grants
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise Price ($)	Expiration Date
					5%	10%
Christie Hefner	150,000	19.45	15.70	2/12/12	1,483,650	3,744,450
James L. English	20,000	2.59	15.85	1/22/12	199,710	504,030
Hugh M. Hefner	—	—	—	—	—	—
Linda G. Havard	30,000	3.89	15.85	1/22/12	299,565	756,045
Richard S. Rosenzweig	—	—	—	—	—	—

(1)
The values shown are based on the assumed hypothetical compound annual appreciation rates of 5% and 10% prescribed by Securities and Exchange Commission rules. These hypothetical rates are not intended to forecast either the future appreciation, if any, of the price of Class B common stock or the values, if any, that may actually be realized upon such appreciation, and there can be no assurance that the hypothetical rates will be achieved. The actual value realized upon exercise of an option will be measured by the difference between the price of the Class B common stock and the exercise price on the date the option is exercised.

FY-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	Class B common stock	Class B common stock	Class B common stock	Class B common stock
Christie Hefner	629,386	270,000	23,530	—
James L. English	43,000	27,500	10,340	—
Hugh M. Hefner	—	—	—	—
Linda G. Havard	130,000	40,000	—	—
Richard S. Rosenzweig	75,000	45,000	15,100	—

(1)
Represents the number of shares of Class B common stock underlying options held by each person set forth below. As of December 31, 2002, there were no options on shares of Class A common stock outstanding.

(2)
Calculated based on the closing price of Playboy Class B common stock on December 31, 2002 (the last business day of the fiscal year) of $10.13, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in total stockholder return on our Class B common stock with the cumulative total return of the Russell 2000 Stock Index and with our peer group, which is comprised of AOL Time Warner Inc., Meredith Corporation, Metro-Goldwyn-Mayer Inc., Playboy Enterprises, Inc., Primedia, Inc., The Walt Disney Company, World Wrestling Entertainment, Inc. and Viacom Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
AMONG PLAYBOY ENTERPRISES, INC., THE RUSSELL 2000 INDEX AND PEER GROUP

*
$100 invested on 12/31/96 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

Change In Control Agreements, Employment Agreements and Incentive Compensation Plans

        To help us retain our most senior executive officers, the Board of Directors has approved Playboy entering into agreements with certain officers that provide for the payment of specified benefits if their employment terminates after a "change in control" of Playboy. Ms. Hefner, Mr. English, Ms. Havard and Mr. Rosenzweig were beneficiaries of this program in 2002. Each agreement provides that:

  •
  payments become due and benefits are provided if, within 18 months after a change in control, the officer is involuntarily terminated for reasons other than death, disability or "cause," or voluntarily terminates his or her employment for a limited number of permitted reasons described in the agreement;

  •
  a lump-sum cash payment will be made within ten days following termination, equal to three times the sum of the officer's annual base salary in effect immediately prior to the occurrence of the change in control and the average bonus earned by the officer for the three fiscal years prior to the year in which the change in control occurs;

  •
  the amount of the lump-sum cash payment would be grossed-up to compensate the executive for the imposition of any "golden parachute" excise tax imposed thereon;

  •
  the officer will receive a pro-rata bonus payment based on the higher of (a) the target bonus for the year in which termination of employment occurs or (b) the highest bonus paid to the officer during the three-year period preceding the year in which such termination occurs; any restricted stock held by the officer will become fully vested and free from restrictions;

  •
  the officer will be allowed to continue his or her participation in then existing welfare benefit plans, such as medical insurance, for up to three years from the effective date of termination; and

  •
  the agreement will have an initial five-year term, automatically extended on each anniversary of its execution unless Playboy or the officer gives notice that it or the officer does not wish to extend the agreement.

        These change-in-control agreements provide that a "change in control" takes place whenever any of the following events occur:

  •
  we liquidate or dissolve;

  •
  we sell, exchange or otherwise dispose of Playboy magazine;

  •
  any occurrence by which Mr. Hefner and Ms. Hefner cease, collectively, to hold, directly or indirectly, at least 50% of the stock entitled to vote generally in the election of our directors;

  •
  we merge, consolidate or reorganize, or sell all or substantially all of our assets, unless we initiate the transaction and, as a result of the transaction, persons who held not less than a majority of the combined voting power of our outstanding voting stock immediately prior to the transaction hold not less than a majority of the combined voting power of the securities of the surviving or transferee corporation;

  •
  an equity or other investment in Playboy, the result of which is that Ms. Hefner ceases to serve as our Chief Executive Officer, or relinquishes upon request or is divested of any of the following responsibilities:

  (i)
  functioning as the person primarily responsible for establishing policy and direction for Playboy; or

  (ii)
  being the person to whom the executive reports; or

  •
  the adoption by the Board of Directors of a resolution that a change in control has occurred.

        Under the agreements, "cause" is defined as conviction of a crime involving dishonesty, fraud or breach of trust, or willful engagement in conduct materially injurious to Playboy.

        Effective November 8, 2000, Playboy appointed Mr. English as Executive Vice President and President, Entertainment Group, and entered into an employment contract with Mr. English, under which he will receive annual base salaries of $575,000 in 2000 and 2001, $600,000 in 2002 and $625,000 in 2003. Mr. English is entitled to participate in Board-approved incentive plans at a maximum level of 100% of the base salary he earns. Mr. English is also entitled to participate in the 1995 Stock Incentive Plan. In 2002, he was granted a non-qualified stock option under the 1995 Stock Incentive Plan. The option is exercisable for 20,000 shares of our Class B common stock, at an exercise price equal to 100% of the fair market value on the business day immediately preceding the date of the grant, and vests in equal annual increments over a two-year period from that date. Mr. English's participation in the 1995 Stock Incentive Plan also entitles him to 9,374 shares of our Class B common stock when we achieve specified operating income objectives. Under the agreement, in the event that Mr. English is terminated at any time not "for cause," in the event that Playboy fails to offer to renew his employment contract on comparable terms between four and six months prior to its expiration or in the event that his base salary is reduced or his responsibilities are materially diminished, Mr. English will be entitled to receive severance pay in the form of a lump-sum payment equal to his annual base salary at the time of termination, reduced by the amount of any payment he receives under his change in control agreement described above.

        Effective May 16, 1997, Playboy hired Ms. Havard as Executive Vice President, Finance and Operations, and Chief Financial Officer, and entered into an employment contract with Ms. Havard. She received an annual base salary of $475,000 in 2002 and is entitled to participate in Board-approved incentive plans at a maximum level of 80% of the base salary she earns. Ms. Havard is also entitled to participate in the 1995 Stock Incentive Plan. In 2002, she was granted a non-qualified stock option under the 1995 Stock Incentive Plan. The option is exercisable for an aggregate of 30,000 shares of our Class B common stock, at an exercise price equal to 100% of the fair market value on the business day immediately preceding the date of the grant, and each option vests in equal annual increments over a two-year period from that date. Ms. Havard's participation in the 1995 Stock Incentive Plan also entitles her to 20,000 shares of our Class B common stock when we achieve specified operating income objectives. Ms. Havard is entitled to receive severance pay as described above.

Transactions with Management

        Playboy owns a 29-room mansion, commonly known as the "Playboy Mansion," located on five and one-half acres in Holmby Hills, California. The Playboy Mansion is used for various corporate activities, including serving as a valuable location for video production, magazine photography, online events, business meetings, enhancing Playboy's image, charitable functions and a wide variety of other promotional and marketing activities. The Playboy Mansion generates substantial publicity and recognition which increase public awareness of Playboy and Playboy's products and services. Facilities at the Playboy Mansion include a tennis court, swimming pool, gymnasium and other recreational facilities as well as extensive film, video, sound and security systems. The Playboy Mansion also includes accommodations for guests and serves as an office and residence for Hugh M. Hefner, our founder and Editor-in-Chief. The Playboy Mansion has a full-time staff which performs maintenance, serves in various capacities at the functions held at the Playboy Mansion and provides guests of Playboy and Mr. Hefner with meals, beverages and other services.

        Under a 1979 lease Playboy entered into with Mr. Hefner, the annual rent Mr. Hefner pays to us for his use of the Playboy Mansion is determined by independent experts who appraise the value of Mr. Hefner's basic accommodations and access to the Playboy Mansion's facilities, utilities and attendant services based on comparable hotel accommodations. In addition, Mr. Hefner is required to pay the sum of the per-unit value of non-business meals, beverages and other benefits he and his personal guests receive.

These standard food and beverage per-unit values are determined by independent expert appraisals based on fair market values. Valuations for both basic accommodations and standard food and beverage units are reappraised every three years, and between appraisals are annually adjusted based on appropriate consumer price indexes. Mr. Hefner is also responsible for the cost of all improvements in any Hefner residence accommodations, including capital expenditures, that are in excess of normal maintenance for those areas.

        Mr. Hefner's usage of Playboy Mansion services and benefits is recorded through a system initially developed by the auditing and consulting firm of PricewaterhouseCoopers LLP and now administered by Playboy, with appropriate modifications approved by the audit and compensation committees of the Board. The lease had an initial two-year term which expired on June 30, 1981, but on its terms continues for ensuing 12-month periods unless either Playboy or Mr. Hefner terminates it. When Playboy changed its fiscal year from a year ending June 30 to a year ending December 31, Mr. Hefner's lease continued for only a six-month period through December 31, 1998 to accommodate this change. On December 31, 1998, the lease renewed automatically and will continue to renew automatically for 12-month periods under the terms as previously described. The rent charged to Mr. Hefner during 2002 included the appraised rent and the appraised per-unit value of other benefits, as described above. Within 120 days after the end of Playboy's fiscal year, the actual charge for all benefits for that year is finally determined. Mr. Hefner pays or receives credit for any difference between the amount finally determined and the amount he paid over the course of the year. The sum of the rent and other benefits payable for 2002 was estimated by us to be $1.1 million, and Mr. Hefner paid that amount during 2002.

        Playboy purchased the Playboy Mansion in 1971 for $1.1 million and in the intervening years has made substantial capital improvements at a cost of $13.6 million through 2002 (including $2.5 million to bring the Hefner residence accommodations to a standard similar to the Playboy Mansion's common areas). The Playboy Mansion is included in Playboy's Consolidated Balance Sheet as of December 31, 2002 at a net book value, including all improvements and after accumulated depreciation, of $1.9 million. Playboy incurs all operating expenses of the Playboy Mansion, including depreciation and taxes, which were $3.6 million in 2002, net of rent received from Mr. Hefner.

        From time to time, Playboy enters into barter transactions in which Playboy secures air transportation for Mr. Hefner in exchange for advertising pages in Playboy magazine. Mr. Hefner reimburses Playboy for Playboy's direct costs of providing these ad pages. Playboy receives significant promotional benefit from these transactions.

        As previously announced, on March 11, 2003, Playboy completed the private offering of $115 million in aggregate principal amount of senior secured notes by PEI Holdings, Inc., a wholly-owned subsidiary of Playboy, which we call Holdings. As a condition to the sale of these notes, Playboy was required by the purchasers of the notes to restructure the outstanding indebtedness of Playboy.com owed to Mr. Hefner by converting such debt into equity of Playboy, which we call the Hefner debt restructuring.

        The Board of Directors appointed a special committee of independent directors to evaluate, negotiate and determine the terms of the Hefner debt restructuring on behalf of Playboy. The special committee approved the Hefner debt restructuring on the terms described below and recommended to the full Board of Directors that it approve the Hefner debt restructuring on those terms, which it did. In connection with their respective approvals of the Hefner debt restructuring, the special committee and the Board of Directors received an opinion from an independent financial advisor of national standing retained by the special committee to the effect that the Hefner debt restructuring was fair to Playboy from a financial point of view.

        At the time of the Hefner debt restructuring, Playboy.com had an aggregate of approximately $27.235 million of outstanding indebtedness to Mr. Hefner in the form of three promissory notes. Upon closing of the note offering, Playboy.com's debt to Mr. Hefner was restructured as follows:

  •
  a $10 million promissory note payable by Playboy.com to Mr. Hefner was extinguished in exchange for 1,000 shares of Series A preferred stock of Holdings with a stated value of $10,000 per share, which we call the Holdings Series A preferred stock. The Holdings Series A preferred stock is to be subsequently mandatorily exchanged for shares of Playboy's Class B common stock; and

  •
  the two other promissory notes payable by Playboy.com to Mr. Hefner, in a combined principal amount of approximately $17.235 million, were extinguished in exchange for $0.5 million in cash and 1,674 shares of Series B preferred stock of Holdings with a stated value of $10,000 per share, which we call the Holdings Series B preferred stock. The Holdings Series B preferred stock is to be subsequently mandatorily exchanged for shares of a new series of preferred stock of Playboy, which we call the Playboy preferred stock.

        In order to issue the Playboy preferred stock, the certificate of incorporation of Playboy must be amended to authorize the issuance. We refer to such amendment as the charter amendment. In accordance with the certificate of incorporation of Playboy, Mr. Hefner, the holder of more than a majority of the outstanding Class A voting common stock, has approved the charter amendment by written consent. Under federal securities laws, Mr. Hefner's consent, and therefore the charter amendment, cannot become effective prior to the 20th calendar day following the mailing to stockholders of Playboy of an information statement that complies with applicable Securities and Exchange Commission rules. The Holdings Series A preferred stock will be mandatorily exchanged for Class B common stock of Playboy and the Holdings Series B preferred stock will be mandatorily exchanged for Playboy preferred stock upon the effectiveness of the charter amendment.

        Holdings will be required to redeem the Holdings Series A preferred stock in September 2010, unless exchanged earlier for Class B common stock of Playboy as provided by the terms of the Holdings Series A preferred stock, and the Holdings Series A preferred stock will pay an annual dividend of 8%, payable semi-annually. The dividend will be payable in cash, provided that if the exchange of the Holdings Series A preferred stock for shares of Class B common stock of Playboy has not occurred prior to the 90th day following the original issuance of the Holdings Series A preferred stock, dividends accruing after that date will be paid through the issuance of additional shares of Holdings Series A preferred stock. The number of shares of Class B common stock issued in the exchange would be determined by dividing (a) the sum of the aggregate stated value of the then outstanding shares of Holdings Series A preferred stock and the amount of accrued and unpaid dividends by (b) the weighted average closing price of the Class B common stock during the 90-day period prior to the date of the charter amendment.

        Holdings will be required to redeem the Holdings Series B preferred stock in September 2010, unless exchanged earlier for Playboy preferred stock as provided by the terms of the Holdings Series B preferred stock, and such stock will pay an annual cash dividend of 8%, payable semi-annually. Each share of Holdings Series B preferred stock will be exchanged for one share of Playboy preferred stock plus an amount equal to any accrued but unpaid dividends. The Playboy preferred stock to be issued in exchange for the Holdings Series B preferred stock would have the same terms as the Holdings Series B preferred stock, except that it would be convertible at the option of the holder into shares of Class B common stock of Playboy at a price, which we refer to as the conversion price, equal to 125% of the weighted average closing price of Playboy's Class B common stock over the 90-day period prior to the exchange of Holdings Series B preferred stock for Playboy preferred stock. After the date that is three years after the date the Playboy preferred stock is issued, if at any time the weighted average closing price of Playboy's Class B common stock for 15 consecutive trading days equals or exceeds 150% of the conversion price, Playboy would have the option, by delivering a written notice to holders of shares of Playboy preferred stock provided within five business days after the end of such 15 day period, to convert any or all shares of Playboy preferred stock into the number of shares of Class B common stock determined by dividing (a) the sum of the aggregate stated value of such Playboy preferred stock and the amount of accrued and unpaid dividends by (b) the conversion price.

Certain Business Relationships

        The law firm of Arnold & Porter provided legal services to Playboy during 2002. Mr. Rosenthal is Of Counsel to the Los Angeles office of Arnold & Porter. During 2002, Playboy paid Arnold & Porter fees for its services in an amount of less than $100,000.

Compensation Committee Interlocks and Insider Participation

        The members of the compensation committee during 2002 were Messrs. Rosenthal, Bookshester and Drapkin, none of whom has served at any time as an officer or employee of Playboy or our subsidiaries.

REPORT OF THE AUDIT COMMITTEE

        The audit committee of the Board of Directors is currently made up of Messrs. Bookshester (who is the Chairman), Chemerow and Kern and Sir Brian Wolfson. Mr. Kern joined the Board of Directors on September 18, 2002 and was appointed to the audit committee. Sir Wolfson has informed the Board of Directors that he will not stand for re-election and, consequently, will step down from the audit committee upon the election of directors at the Annual Meeting. During 2002, the audit committee amended and restated its audit committee charter. The complete text of our new charter, which reflects the new standards set forth in current Securities and Exchange Commission regulations and the updated New York Stock Exchange listed company rules, is attached to this proxy statement as Exhibit A.

        As set forth in more detail in the audit committee charter, the primary responsibilities of Playboy's audit committee fall into three broad categories:

  •
  to serve as an independent and objective party to monitor Playboy's financial reporting process and internal control system;

  •
  to review and appraise the audit efforts of Playboy's independent accountants and internal auditing department; and

  •
  to provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

        The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the audit committee's charter. To carry out its responsibilities, the audit committee met five times during 2002.

        In overseeing the preparation of Playboy's financial statements, the audit committee met with both management and Playboy's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the audit committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee discussed the statements with both management and the outside auditors. The audit committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        With respect to Playboy's outside auditors, the audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1,

Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

        We have also considered whether the provision of services by Ernst & Young that are not related to the audit of the financial statements referred to above, including without limitation the provision of information technology services and other non-audit services, is compatible with maintaining Ernst & Young's independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Playboy's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Playboy's independent auditors are responsible for auditing those financial statements. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence.

Members of the committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

Submitted by the audit committee:

  Dennis S. Bookshester (Chairman)
  David I. Chemerow
  Jerome H. Kern
  Sir Brian Wolfson

        The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by Playboy with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Report by reference in any such document.

Equity Compensation Plan Information

        The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2002.

	Class B Common Stock
Plan category (1)	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,615,886	$17.51	449,855
Total	2,615,886	$17.51	449,855

(1)
We have no equity compensation plans that have not been approved by stockholders.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO OUR 1995 STOCK INCENTIVE PLAN

        Through the 1995 Stock Incentive Plan, we have utilized stock options and restricted stock awards as a key part of our overall compensation strategy for employees, including executive officers. Awards under the 1995 Stock Incentive Plan may be granted only to employees of Playboy and our subsidiaries and may not be granted to non-employee members of our Board of Directors.

        On December 20, 2002, our Board of Directors amended the 1995 Stock Incentive Plan to increase the number of shares of Class B common stock that may be issued pursuant to awards granted under or funded through the 1995 Stock Incentive Plan by 1,800,000 shares from 3,703,000 shares to 5,503,000 shares, and the maximum number of shares of Class B common stock which may be subject to awards granted to any employee in any calendar year under the 1995 Stock Incentive Plan from 250,000 shares to 650,000 shares, in each case subject to stockholder approval. The amendment is necessary in order to permit us to continue utilizing stock options and other equity awards as part of our compensation strategy for all employees, including executive officers but excluding non-employee members of our Board of Directors. The amendment will enable us to continue the purposes of the 1995 Stock Incentive Plan by providing additional incentives to attract and retain qualified and competent employees. This would be in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill stockholder considerations and values in the actions of such employees. If stockholders do not approve the amendment, we will not be able to make grants to employees under the 1995 Stock Incentive Plan in excess of the currently authorized number of shares.

Grants under the 1995 Stock Incentive Plan

        Since the compensation committee determines to grant stock options or other awards from time to time to a number of employees and officers, it is not possible at this time to determine or indicate the number, names or positions of employees who will receive future stock options or other awards or the number of shares of Class B common stock for which stock options or other awards will be granted to any employee under the 1995 Stock Incentive Plan.

        The following table sets forth for the following persons, as of February 28, 2003, the stock option awards that have been granted under the 1995 Stock Incentive Plan, and the number of shares relating to the options which the compensation committee approved on January 8, 2003, subject to the stockholder approval of the proposed amendment to the 1995 Stock Incentive Plan:

Name and Position	Number of Shares (including shares reflected in the next column)	Number of Shares Granted in 2003(1)
Christie Hefner Chairman of the Board and Chief Executive Officer	1,049,386	150,000
James L. English Executive Vice President and President, Entertainment Group	115,000	50,000
Linda G. Havard Executive Vice President, Finance and Operations and Chief Financial Officer	220,000	50,000
Richard S. Rosenzweig Executive Vice President	170,000	50,000
All current executive officers as a group	2,371,886	500,000
All employees, including all current officers who are not executive officers, as a group	745,250	181,000

(1)
Represents the number of shares of Class B common stock relating to the options that the compensation committee approved on January 8, 2003, subject to the stockholder approval of the proposed amendment to the 1995 Stock Incentive Plan. If the stockholders approve the proposed amendment to the 1995 Stock Incentive Plan, these options would have an exercise price of $10.00 and an expiration date of January 8, 2013. One-third of these options would become exercisable on January 8, 2004; another one-third of these options would become exercisable on January 8, 2005 and the remaining one-third of these options would become exercisable on January 8, 2006. On April 7, 2003, the closing price of Playboy Class B common stock on the New York Stock Exchange was $9.04 per share.

Description of the 1995 Stock Incentive Plan

        The following summary of the principal provisions of the 1995 Stock Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of that plan. A copy of the 1995 Stock Incentive Plan, as amended and restated, is attached to this proxy statement as Exhibit B.

General Description of the 1995 Stock Incentive Plan

        The principal purposes of the 1995 Stock Incentive Plan are to provide incentives for key employees of Playboy and our subsidiaries through the grant or issuance of options, restricted stock and other awards, thereby giving them incentives to enhance Playboy's growth, development and financial success, and to remain in Playboy's employ. Under the current 1995 Stock Incentive Plan, not more than 3,703,000 shares of Class B common stock are authorized for issuance upon exercise of options and other awards, or upon issuance of restricted or deferred stock awards; and the maximum number of shares which may be subject to options, rights or other awards granted to any individual in any calendar year cannot exceed 250,000. Under the proposed amendment to the 1995 Stock Incentive Plan, not more than 5,503,000 shares of Class B common stock would be authorized for issuance and the maximum numbers of shares that may be granted to any individual in any calendar year would be 650,000. If any portion of an option, restricted stock grant or other award terminates or lapses unexercised or unvested, or is cancelled, the shares which were subject to the unexercised portion of option, restricted stock or other award, will again be available for issuance under the 1995 Stock Incentive Plan. The 1995 Stock Incentive Plan also provides that an employee may not be granted during any calendar year Section 162(m) Performance Awards, as described below, in an amount in excess of $1 million if those Section 162(m) Performance Awards are cash bonuses or other types of performance or incentive awards expressed as cash awards.

        The shares available under the 1995 Stock Incentive Plan upon exercise of options, and other awards, and for issuance as restricted or deferred stock, may be either previously authorized but unissued shares or treasury shares. The 1995 Stock Incentive Plan provides that the compensation committee shall make appropriate and equitable adjustments, in the number and kind of shares subject to the 1995 Stock Incentive Plan, to maximum share amounts included in the 1995 Stock Incentive Plan and to outstanding grants under the 1995 Stock Incentive Plan in the event of a stock split, stock dividend or certain other types of recapitalizations or reclassifications.

Eligibility

        Options, restricted stock and other awards under the 1995 Stock Incentive Plan may be granted to individuals who are then officers or other employees of Playboy or any of its present or future subsidiaries and who are determined by the compensation committee to be key employees. Notwithstanding the foregoing, Mr. Hefner is not eligible to receive options under the 1995 Stock Incentive Plan. As of February 28, 2003, there were approximately 580 full-time employees of Playboy and our subsidiaries. More than one option, restricted stock grant or other award may be granted to a key employee.

Administration

        The 1995 Stock Incentive Plan is administered by the compensation committee which is comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and outside directors within the meaning of Section 162(m) of the Internal Revenue Code. The compensation committee is authorized to determine which employees are key employees to whom options, restricted stock and other awards are to be granted and to determine the number of shares to be subject to those options, restricted stock and other awards and the related terms and conditions, consistent with the terms of the 1995 Stock Incentive Plan. The compensation committee is also authorized to adopt, amend and revoke rules relating to the administration of the 1995 Stock Incentive Plan.

Awards under the 1995 Stock Incentive Plan

        The 1995 Stock Incentive Plan provides that the compensation committee may grant or issue stock options, restricted stock, deferred stock, performance awards and stock payments, or any combination of them. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, amount, terms and conditions of the award. As a condition to the grant of an option, the compensation committee may require a key employee to surrender for cancellation another award previously granted to the employee.

        Non-qualified stock options provide for the right to purchase Class B common stock at a specified price which may not be less than fair market value of that stock at the end of the business day immediately preceding the day the option is granted, and usually will become exercisable (in the discretion of the compensation committee) in one or more installments after the grant date. Non-qualified stock options may be granted for any term specified by the compensation committee, provided that the term of any non-qualified stock options cannot exceed ten years.

        Incentive stock options are designed to comply with the provisions of the Internal Revenue Code, and will be subject to restrictions contained in the Internal Revenue Code, including exercise prices equal to at least 100% of fair market value of the Class B common stock on the grant date and a ten year restriction on their term. Incentive stock options granted to holders of 10% or more of Playboy's voting capital stock must have an exercise price equal to at least 110% of fair market value of the Class B common stock on the grant date and cannot extend beyond five years. Incentive stock options that first become exercisable in any year may not exceed $100,000 in value of underlying stock, measured at the grant date, and any grant in excess of such amount will be treated as a non-qualified stock option.

        Restricted stock may be granted to participants subject to restrictions as may be determined by the compensation committee. Restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Restrictions may be based on duration of employment, Playboy's performance, individual performance or other factors. Recipients of restricted stock awards, unlike recipients of options, may have voting rights and receive dividends prior to the time when the restrictions lapse. Unless provided otherwise by the compensation committee, if no consideration (other than services) was paid by the restricted stockholder upon issuance, a restricted stockholder's rights in unvested restricted stock shall lapse upon termination of employment for any reason at any time or prior to any date the compensation committee may establish. If a participant gives consideration other than services for restricted stock, Playboy will generally have a right to repurchase the shares of restricted stock upon termination of employment at a price equal to the participant's purchase price.

        Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the compensation committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

        Performance awards may be granted by the compensation committee to participants. These awards may be paid in cash or in Class B common stock or in a combination of cash and Class B common stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Class B common stock over a predetermined period. Performance awards may also include bonuses which may be granted by the compensation committee and which may be payable in cash or in Class B common stock or in a combination of cash and Class B common stock.

        Stock payments may be granted by the compensation committee in the form of shares of Class B common stock or an option or other right to purchase shares of Class B common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including salary, bonuses and commissions, that would otherwise be payable to a key employee in cash.

        The following four categories of awards may also be granted under the 1995 Stock Incentive Plan: Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments. Each of these awards is similar to its "generic" category described above except that none of these awards may vest unless one or more specified performance criteria established by the compensation committee has been achieved.

Acceleration of Vesting and Expiration of Options

        Options granted under the 1995 Stock Incentive Plan, unless otherwise provided under the terms of a stock option agreement, will generally expire on the first to occur of (i) ten years from the date the option was granted or (ii) three months from the employee's termination of employment as a result of the employee's retirement or the employee's being discharged not for cause unless the employee dies within the three-month period; or (iii) the effective date of (x) a termination of employment for cause, (y) the employee's resignation, or (z) a change of control specified in clause (iii) of the definition of that term; or (iv) one year from the employee's termination of employment as a result of the employee's disability, unless the optionee dies within the one-year period; or (v) one year from the date of the optionee's death. The compensation committee may provide for different expiration terms for any option.

        In the event of a change of control of Playboy, options that are unvested on the effective date of the change of control will become immediately exercisable. For purposes of the 1995 Stock Incentive Plan, a "change of control" means the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Mr. Hefner, Ms. Hefner, the Hugh M. Hefner 1991 Trust (for so long as Mr. Hefner and Ms. Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Mr. Hefner and Ms. Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of Playboy; or (ii) a sale of Playboy magazine by Playboy; or (iii) the liquidation or dissolution of Playboy, or any merger, consolidation or other reorganization of Playboy unless (x) such transaction is initiated by Playboy, and (y) is one in which the stockholders of Playboy immediately prior to the reorganization become the majority stockholders of a successor or ultimate parent corporation of Playboy resulting from the transaction and (z) in connection with the event, provision is made for an assumption of outstanding options and rights or a substitution for them of a new option or right in the successor or ultimate parent of substantially equivalent value.

Amendment and Termination

        The 1995 Stock Incentive Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval. Neither the amendment, suspension nor termination of the 1995 Stock Incentive Plan shall, without consent of the holder of an option, restricted stock or award, alter or impair any rights or obligations under any option, restricted stock or award. No option, restricted stock or other award may be granted during any period of suspension nor after termination of the 1995 Stock Incentive Plan, and in no event may any option be granted under the 1995 Stock Incentive Plan after the expiration of ten years from the date the 1995 Stock Incentive Plan was approved by Playboy's stockholders.

Federal Income Tax Consequences

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Stock Incentive Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequence to Participants

        Non-qualified Stock Options.    In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of an non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise; and (iii) at the time of sale of shares acquired upon an exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Class B common stock are issued to an optionee upon the exercise of an incentive stock option and no disqualifying disposition of the shares (as described below) is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above (a disqualifying disposition), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long- term capital gain (or loss), depending on the holding period.

        Restricted Stock.    A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the shares of restricted stock (reduced by any amount paid by the recipient for the shares) at the time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. A recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will recognize ordinary income at the time in an amount equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to shares of restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

        Deferred Stock.    No income generally will be recognized upon the grant of deferred stock. The recipient of a deferred stock grant generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class B common stock on the date that the shares are transferred to the participant under the grant, reduced by any amount paid by the participant, and the capital gains/loss holding period for the shares will also commence on that date.

        Performance Awards.    No income generally will be recognized upon the grant of deferred stock. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received or the fair market value of any nonrestricted shares of Class B common stock received.

        Stock Payment and Section 162(m) Stock Payment.    A participant who elects to receive shares of Class B common stock in lieu of other compensation generally will recognize ordinary income at the time the shares are received in an amount equal to the fair market value of the shares.

Tax Consequences to Playboy or our Subsidiary

        To the extent that an employee recognizes ordinary income in the circumstances described above, Playboy or our subsidiary for which the employee performs services will be entitled to a corresponding deduction.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
AMENDMENT TO OUR AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO OUR 1997 EQUITY PLAN

        The 1997 Equity Plan requires that payment to non-employee directors of Playboy of all compensation earned for attendance at Board and committee meetings be in the form of shares of Class B common stock. The 1997 Equity Plan also permits non-employee directors to elect to receive half of their annual retainers in the form of shares of Class B common stock. The 1997 Equity Plan also permits Playboy to issue to non-employee directors (i) options to purchase shares of Class B common stock, (ii) restricted stock and (iii) awards of Class B common stock.

        On December 20, 2002, our Board of Directors amended the 1997 Equity Plan to increase the number of shares of Class B common stock reserved under the 1997 Equity Plan by 200,000 shares from 200,000 shares to 400,000 shares, subject to stockholder approval. The amendment will enable us to continue the purposes of the 1997 Equity Plan by providing additional incentives to attract and retain qualified and competent non-employee directors. If stockholders do not approve the amendment, we will not be able to make further grants to non-employee directors under the 1997 Equity Plan in excess of the currently authorized number of shares.

Grants under the 1997 Equity Plan

        Under the 1997 Equity Plan, each participating non-employee director is entitled to receive as Mandatory Fee Shares (as described below) the number of shares of Class B common stock with a value equal to $1,000 for each meeting of the Board of Directors attended. Each participating non-employee director also received 5,000 shares of restricted stock of Playboy pursuant to a restricted stock agreement between the director and Playboy. The substantial risk of forfeiture and restrictions on transferability on such restricted stock lapses upon satisfaction of specified operating income objectives pertaining to a fiscal year, or on September 10, 2007 (unless the recipient of such shares is no longer a non-employee director of Playboy or there has been a forfeiture of such shares pursuant to a change in control of Playboy), whichever is earlier. The specified operating income objectives are based on Playboy's operating income after certain adjustments and after deducting expenses related to the vesting of restricted shares at such income level. Playboy met the specified operating income objectives in 2002 and all of the restricted stock outstanding at December 31, 2002 vested in February 2003.

        As of February 28, 2003, the following stock option awards have been granted under the 1997 Equity Plan:

Name	Number of Shares
Dennis S. Bookshester	15,000
David I. Chemerow	15,000
Donald G. Drapkin	20,000
Jerome H. Kern	—
Russell I. Pillar	5,000
Sol Rosenthal	20,000
All current directors who are not executive officers as a group	97,500

        No awards have been made to date under the terms of the amended and restated 1997 Equity Plan, although it is anticipated that awards, including stock option awards, will be granted during 2003 if the amendment is approved by our stockholders.

Description of the 1997 Equity Plan

        The following summary of the principal provisions of the 1997 Equity Plan is not intended to be exhaustive and is qualified in its entirety by the terms of that plan. A copy of the 1997 Equity Plan, as amended and restated, is attached to this proxy statement as Exhibit C.

Purpose of the 1997 Equity Plan

        The principal purposes of the 1997 Equity Plan are (i) to promote the growth and long-term success of Playboy by offering non-employee directors the ability to acquire Class B common stock of Playboy, (ii) to enable Playboy to attract and retain qualified persons to serve as non-employee directors, which services are considered essential to the long-term success of Playboy, by offering them an opportunity to own Class B common stock of Playboy, and (iii) to more closely align the interests of non-employee directors with the interests of Playboy's stockholders by paying certain amounts of compensation for services as a director in the form of shares of Class B common stock.

Available Shares and Adjustment

        Subject to adjustment as described below, the number of shares of Class B common stock which may be issued or transferred under the 1997 Equity Plan, plus the number of shares of Class B common stock covered by outstanding awards and not forfeited under the 1997 Equity Plan, may not in the aggregate exceed 400,000 shares (giving effect to the amendment described above), which may be shares of original issuance or shares held in treasury or a combination thereof. If an option granted under the 1997 Equity Plan lapses or terminates before such option is exercised or if shares of restricted stock or Class B common stock granted under the 1997 Equity Plan are forfeited, for any reason, the shares covered thereby may again be made available under the 1997 Equity Plan.

        The number, price and kinds of shares available under the 1997 Equity Plan are subject to adjustment by the Board of Directors in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event. Playboy is not required to issue any fractional shares of Class B common stock pursuant to the 1997 Equity Plan. The Board of Directors may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as contemplated by the 1997 Equity Plan.

Termination and Amendment

        No further awards may be made under the 1997 Equity Plan after the passage of ten years from the date on which Playboy's stockholders first approved the 1997 Equity Plan. The Board of Directors may amend the 1997 Equity Plan at any time except that, without the approval of the stockholders of Playboy, no amendment may, among other things, increase the number of shares of Class B common stock available under the 1997 Equity Plan except pursuant to the Board's adjustment authority described above. No amendment may impair the rights of a holder of an outstanding award under the 1997 Equity Plan without the consent of such holder, unless the award itself expressly provides otherwise.

Administration

        The 1997 Equity Plan will be administered by the Board of Directors. Subject to the terms of the 1997 Equity Plan, the Board has the authority to prescribe, interpret and revoke rules and regulations for administering the 1997 Equity Plan and to decide questions of interpretation or application of any provision of the 1997 Equity Plan or any agreements pursuant to which awards are granted under such Plan. Awards granted under the 1997 Equity Plan need not be the same with respect to each holder of such awards.

        The Board of Directors has the authority to delegate all or any part of its authority under the 1997 Equity Plan to any committee or subcommittee of not less than two directors appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The majority of any such committee or subcommittee will constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be deemed the acts of such committee or subcommittee.

Awards under the 1997 Equity Plan

        Mandatory Fee Shares.    The 1997 Equity Plan provides for the payment to each non-employee director of (i) 50% of the value of his or her annual retainer and (ii) all of his or her compensation payable with regard to number of Board or committee meetings attended, or committee positions held, which we call the Meeting Fees, in the form of shares of Class B common stock of Playboy, which we call the Mandatory Fee Shares, except to the extent that such director has elected to defer such compensation pursuant to the DCP.

        The number of Mandatory Fee Shares paid to each non-employee director will be the number of shares of Class B common stock of Playboy equal to (a) the amount of such director's Meeting Fees or annual retainer (as applicable), divided by (b) the market value per share of Class B common stock on the applicable date. To the extent that application of the foregoing formula would result in the issuance of fractional shares of Class B common stock, such fractional shares will be disregarded, and the remaining amount of compensation will be paid in cash. Playboy will pay any and all fees and commissions incurred in connection with the payment of Mandatory Fee Shares to a non-employee director.

        Voluntary Shares.    Each non-employee director may elect, by filing a participation agreement with the Secretary of Playboy, to have the remaining 50% of his or her annual retainer otherwise payable in cash paid by Playboy in the form of shares of Class B common stock in lieu of a cash payment, which we call the Voluntary Shares.

        Stock Options.    The 1997 Equity Plan permits the Board of Directors to authorize awards of options to purchase shares of Class B common stock to non-employee directors. Each option award will be set forth in an agreement with the non-employee director receiving the award and will indicate the terms and conditions of the option award, consistent with the terms of the 1997 Equity Plan. The Board may determine the terms and conditions of such awards in accordance with the following provisions: (i) each award must specify the number of shares of Class B common stock to which the option rights pertain, (ii) each award must specify an option price per share of Class B common stock, which price must be equal to or greater than the market value per share on the date of award, (iii) any award of option rights may provide for the deferred payment of the option price from the proceeds of a sale through a broker of some or all of the shares of Class B common stock to which the exercise relates and (iv) each award must specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (a) cash, (b) nonforfeitable, nonrestricted shares of Class B common stock, which are already owned by the non-employee director and have a value at the time of exercise that is equal to the option price, (c) any other legal consideration that the Board may deem appropriate, including, under certain circumstances, shares of restricted stock which are already owned by the non-employee director (with the understanding that all of the shares received by such non-employee director upon exercise of the option rights that are paid for by such restricted stock will be subject to the same restrictions as such restricted stock), and (d) any combination of the foregoing.

        Non-qualified stock options provide for the right to purchase Class B common stock at a specified price which may not be less than fair market value of that stock at the end of the business day immediately preceding the day the option is granted, and usually will become exercisable (in the discretion of the compensation committee) in one or more installments after the grant date. Non-qualified stock options may be granted for any term specified by the compensation committee, provided that the term of any non-qualified stock options cannot exceed ten years.

        Each option award shall provide conditions that must be achieved before the option rights or installments thereof become exercisable, such as a certain period of continuous service as a non-employee director or specified operating income objectives, and any award may provide for the earlier exercise of the option rights in the event of a change in control of Playboy or other transaction or event.

        Successive awards of option rights may be made to the same non-employee director regardless of whether any option rights previously awarded to the same director remain unexercised. The term of an option right will be set by the Board, but no option right may have a term of more than ten years from the date of award.

        Class B Common Stock Grants and Restricted Stock.    The 1997 Equity Plan authorizes the Board of Directors to award shares of Class B common stock of Playboy to a non-employee director in consideration and as additional compensation for services performed for Playboy, which we call a Class B common stock Grant. The 1997 Equity Plan also authorizes the Board of Directors to award shares of restricted stock to non-employee directors. Each Class B common stock Grant and award of restricted stock will be set forth in an agreement with the non-employee director receiving the award and will indicate the terms and conditions of the award, consistent with the terms of the 1997 Equity Plan. The Board may determine the terms and conditions of such awards subject to the following provisions: (i) each Class B common stock Grant and award of restricted stock will constitute an immediate transfer of the ownership of shares of Class B common stock to the non-employee director in consideration of the performance of services, entitling the holder thereof to dividend, voting and other ownership rights, subject to, in the case of awards of restricted stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to, (ii) each award of restricted stock must provide that the shares of restricted stock covered thereby are subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors on the date of award, and may provide for the termination of such risk of forfeiture upon the achievement of specified operating income objectives, in the event of a change in control of Playboy, or upon any other transaction or event, (iii) any Class B common stock Grant and award of restricted stock may be made in consideration of payment by the non-employee director of an amount that is less than the market value per share on the date of award, (iv) any award of restricted stock may require that any or all dividends or other distributions paid on the shares of restricted stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Class B common stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine, and (v) each award of restricted stock must provide that, during the period for which such substantial risk of forfeiture is to continue, and any Class B common stock Grant may provide, that the transferability of the shares of Class B common stock subject to such awards is prohibited or restricted in the manner and to the extent prescribed by the Board on the date of award. Such restrictions may include, without limitation, rights of repurchase or first refusal in Playboy or provisions subjecting the shares of restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee.

        On or after the date of any Class B common stock Grant or award of restricted stock under the 1997 Equity Plan, the Board may provide for the payment of a cash award intended to offset the amount of tax that the non-employee director may incur in connection with such Class B common stock Grant or restricted stock, including, without limitation, tax on the receipt of such cash award. The Board may also provide in any individual stock grant agreement or restricted stock agreement that Playboy has the right to repurchase the restricted stock then subject to restrictions under the restricted stock agreement, or the Class B common stock subject to the Class B common stock Grant, immediately upon a termination in directorship for any reason at a cash price per share equal to the cash price paid by the stockholder for such restricted stock or Class B common stock. In the discretion of the Board, provision may be made that no such right of repurchase will exist in the event of a termination of directorship without cause or because of the director's retirement, death or permanent and total disability.

Transfer Restrictions

        Except as may be otherwise determined by the Board, (i) awards, Mandatory Fee Shares and Voluntary Shares issued or granted under the 1997 Equity Plan may be issued only to a participating non-employee director, (ii) option rights and restricted stock issued or granted under the 1997 Equity Plan may be transferred by a participating non-employee director only by will or the laws of descent and distribution, and (iii) option rights may not be exercised during a director's lifetime except by the director or, in the event of the director's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Director under state law and court supervision. The terms of any award made under the 1997 Equity Plan may provide for further transfer restrictions on the shares of Class B common stock subject to the award.

        To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, any shares of Class B common stock which a non-employee director elects to receive as Voluntary Shares must be held by such non-employee director for at least six months following the date of such receipt.

Effect of Termination of Directorships

        Notwithstanding any contrary provision of the 1997 Equity Plan, in the event of a termination of directorship by reason of death, disability, hardship or other special circumstances of a non-employee director who participates in the 1997 Equity Plan and who holds (i) an option right that is not immediately and fully exercisable or (ii) any award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, take any action that it deems equitable under the circumstances or in the best interests of Playboy, including, without limitation, waiving or modifying any limitation or requirement with respect to any award under the 1997 Equity Plan.

        If a non-employee director becomes an employee of Playboy while continuing to serve as a director, that fact will not impair the rights such director may have had under the 1997 Equity Plan, including, without limitation, the rights such director may have under any award outstanding under the 1997 Equity Plan. Such director will not, however, be eligible to receive any further awards under the 1997 Equity Plan.

Withholding Tax

        To the extent, if any, that Playboy is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participating non-employee director under the 1997 Equity Plan, and the amounts available to Playboy for the withholding are insufficient, the participating non-employee director must, as a condition precedent to the receipt of such payment or realization of such benefit, make arrangements satisfactory to Playboy for payment of the balance of any taxes required to be withheld. At the Board's discretion, any such arrangements may include relinquishment of a portion of any such payment or benefit. Playboy and any participating non-employee director may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

Federal Income Tax Consequences

        The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 1997 Equity Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants

        Non-qualified Stock Options.    In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of an non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and (iii) at the time of sale of shares acquired upon an exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Restricted Stock.    A non-employee director receiving restricted stock will not recognize taxable income at the time of the grant unless the non-employee director makes an election to be taxed at the time restricted stock is granted. If such election is not made, the non-employee director will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. In addition, a non-employee director receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a non-employee director properly makes an election to be taxed at the time the restricted stock is granted, the non-employee director will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The non-employee director will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the stock after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

        Class B common stock Grants, Mandatory Fee Shares and Voluntary Shares.    A Non- Employee Director receiving (i) a Class B common stock Grant, (ii) Mandatory Fee Shares or (iii) Voluntary Shares will recognize taxable income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by Playboy less the amount, if any, paid for such shares. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long- term capital gain (or loss) depending on the holding period.

Tax Consequences to Playboy

        To the extent that a participant recognizes ordinary income in the circumstances described above, Playboy will be entitled to a corresponding deduction to the extent that such a deduction is allowed under Section 162 of the Internal Revenue Code.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
AMENDMENT TO OUR 1997 EQUITY PLAN.

PROPOSAL NO. 4

APPOINTMENT OF INDEPENDENT AUDITORS

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2003.

        The Board, acting upon the recommendation of the audit committee, has appointed Ernst & Young LLP to serve as our independent auditors for 2003. Ernst & Young served as the auditors for our financial statements for 2002. The Board seeks to have the stockholders ratify the appointment of Ernst & Young.

        The following table sets forth in more detail the fees incurred for the professional services of Ernst & Young in 2002.

	Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
Ernst & Young	$346,000	$0	$969,000

        Representatives of Ernst & Young will be present at the Annual Meeting and will be available to respond to questions from stockholders and to make a statement, should they wish to do so. If the appointment of Ernst & Young is not ratified by the stockholders, the Board of Directors may appoint other independent auditors based on the recommendation of the audit committee.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Pacific Exchange. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received and on written representations from certain reporting persons that no other reports were required during the 2002, all of our officers, directors and greater than 10% beneficial owners complied with their Section 16(a) filing requirements, except that a Statement of Changes of Beneficial Ownership of Securities on Form 4 for each of Messrs. Chemerow and Kern was inadvertently filed late.

Stockholder Proposals for the 2004 Annual Meeting

        If you wish to submit a proposal for us to consider for inclusion in our 2004 proxy materials and for presentation at our 2004 Annual Meeting of Stockholders, you must send the proposal so that we receive it no later than December 12, 2003, unless the 2004 Annual Meeting will be held on a date that is more than 30 days before or after May 14, 2004, the anniversary of the date of the 2003 Annual Meeting, in which case we must receive your proposal within a reasonable time before we mail the proxy materials for the 2004 Annual Meeting. Stockholder proposals to be presented at our 2004 Annual Meeting of Stockholders that are not intended to be considered for inclusion in our 2004 proxy materials must be received by us no later than February 25, 2004. Stockholder proposals received after that date will be considered untimely. Proposals should be addressed to the Secretary, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611. We recommend that you send your stockholder proposals via certified mail, return receipt requested, so that you will have confirmation of the date we received your proposal.

Playboy's Annual Report and Financial Information

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including financial statements, has been filed with the Securities and Exchange Commission. You may obtain our Annual Report on Form 10-K over the Internet at the Securities and Exchange Commission's website, www.sec.gov.

Expenses of Solicitation

        We are soliciting proxies primarily by mailings such as this one, but we may also solicit proxies personally and by telephone calls placed by our officers and employees (without additional compensation). We will bear the expenses of all solicitations, which may also include the reimbursement of brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners of our common stock and seeking instruction from those beneficial owners with respect to the proxy materials.

Other Business

        As of the date of these proxy materials, management knows of no other business that will be presented for consideration at the Annual Meeting.

Exhibit A

PLAYBOY ENTERPRISES, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

        Effective September 18, 2002

(Supercedes the Audit Committee Charter Adopted September 23, 1999)

I.    PURPOSE

        The audit committee (the "Committee") is a permanent committee of the Board of Directors (the "Board"). The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent accountants' qualifications and independence, and (iv) the performance of the Company's independent accountants and the Company's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement.

II.    COMPOSITION

        The Committee shall be comprised of three or more directors as determined by the Board. Each member of the Committee shall be an "independent director" under the rules of the New York Stock Exchange (the "NYSE") and the provisions of the Sarbanes-Oxley Act of 2002 (the "Act").

        Director's fees (including any additional amounts paid to chairs of committees or members of committees of the Board) are the only compensation a member of the Committee may receive from the Company; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Company for prior service so long as such compensation is not contingent in any way on continued service.

        No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Company's annual proxy statement.

        All members of the Committee shall have, in the judgment of the Board, a working familiarity with basic finance and accounting practices. At least one member of the Committee shall be an "audit committee financial expert", as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

        The Committee shall meet in person or by telephone conference, videoconference or other means of communication permitted under applicable Delaware law at least once every fiscal quarter. As part of its job to foster open communication, the Committee shall meet on a periodic basis with management, the chief internal auditor and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of the groups believe should be discussed privately.

        A majority of the members of the Committee present in person or by means of a conference telephone or other means of communication of which all persons participating in the meeting can hear each other shall constitute a quorum.

        The Committee may form subcommittees for any purpose that the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided, further, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

        The Committee shall maintain minutes of its meetings and records relating to those minutes and provide copies of such minutes to the Board.

IV.  RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Committee shall do the following:

Documents/Reports Review

        1.    Review the Company's annual and quarterly financial statements.

        2.    Discuss the Company's earnings press releases, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.

        3.    Confirm that the Company's interim financial statements included in the Quarterly Reports on Form 10-Q have been reviewed by the Company's independent accountants.

        4.    Review the yearly report prepared by management, and attested to by the Company's independent accountants, assessing the effectiveness of the Company's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Company's annual report.

        5.    As appropriate, receive and discuss with the Company's Chief Executive Officer and Chief Financial Officer and other senior members of management, the Company's internal auditors and the Company's independent accountants:

          (a)  their assessments of the adequacy of internal controls;

          (b)  all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent accountants;

          (c)  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

          (d)  any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

          (e)  the regular reports to management prepared by the internal auditing department and management's response to those reports; and

          (f)    the Company's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct.

        6.    On an annual basis, obtain and review a report from the Company's independent accountants describing:

          (a)  the accountants' internal quality-control procedures;

          (b)  any material issues raised by the most recent internal quality-control review, or peer review, of the accountants, or by an inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, and any steps taken to address any such issues; and

          (c)  all relationships between the accountants and the Company (including a description of each category of services provided by the accountants to the Company and a list of the fees billed for each such category).

Independent Accountants

        7.    Select the independent accountants to audit the books of the Company. Review and approve in advance the independent accountant's annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Company and such accountants. Approval of all audit and permitted non-audit services may also be made by a designated member of the Committee, provided such designee reports his or her approval to the Committee at its next scheduled meeting and the Company describes such approval and the related non-audit services in its next periodical report.

        8.    On an annual basis, review and discuss the independence of the accountants by, among other things:

          (a)  discussing with the accountants all significant relationships the accountants have with the Company that may impact the objectivity and independence of the accountants and taking appropriate action to satisfy itself of the accountants' independence;

          (b)  ensuring that the lead audit partner and reviewing audit partner responsible for the current fiscal year audit of the Company's financial statements have not performed audit services for the Company for more than the previous five consecutive fiscal years;

          (c)  ensuring that the chief executive officer, chief financial officer, chief accounting officer or corporate controller (or other person serving in an equivalent position) was not, within one year prior to the initiation of the audit, an employee of the accountants who participated in any capacity in the Company's audit; and

          (d)  considering whether there should be regular rotation of the accountants.

        9.    Review the performance of the independent accountants, including the lead partner of the accountants, and make decisions regarding the replacement or discharge of the independent accountants if circumstances warrant.

        10.  Establish clear hiring policies by the Company for employees or former employees of the Company's independent accountants.

Financial Reporting Processes

        11.  Review and discuss with management, the Company's independent accountants and, if appropriate, the Company's internal auditors, the following:

          (a)  the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto;

          (b)  critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including financial reporting issues which could have a material impact on the Company's financial statements;

          (c)  significant issues regarding accounting principles and financial statement presentations, including (A) any significant changes in the Company's selection or application of accounting principles, (B) any analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles on the Company's financial statements;

          (d)  all alternative treatments of financial information that have been discussed by the Company's independent accountants and management, and the treatment preferred by the accountants;

          (e)  all other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences; and

          (f)    the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Process Improvement

        12.  Review on a regular basis with the Company's independent accountants any difficulties encountered by the accountants in the course of any audit work, including any restrictions on the scope of the accountants activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the accountants the following:

          (a)  any accounting adjustments that were noted or proposed by the accountants but were rejected by management (as immaterial or otherwise);

          (b)  any communications between the audit team and the accountants' national office respecting auditing or accounting issues presented by the engagement; and

          (c)  any "management" or "internal control" letter issued, or proposed to be issued, by the accountants to the Company.

        13.  Review and oversee the resolution of all disagreements between the Company's independent accountants or the internal auditing department and management regarding financial reporting.

        14.  Discuss the Company's guidelines and policies governing the process by which senior management and the relevant departments and committees of the Company assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        15.  Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company's internal audit function, through inquiry and discussions with the Company's independent accountants and management of the Company.

Ethical and Legal Compliance

        16.  Review the Ethics and Corporate Business Practice Policy prepared by management and ensure that management has established a system to enforce this policy.

        17.  Review management's monitoring of the Company's compliance with its ethics policy, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public, satisfy legal requirements.

        18.  Review, with the Company's General Counsel, legal compliance matters including corporate securities trading policies.

        19.  Review, with the Company's General Counsel, any legal matter that could have a significant impact on the Company's financial statements.

        20.  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Investigations and Reporting Activities

        21.  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, independent accountants, or other advisors to assist it in the conduct of any investigation and may direct the proper officers of the Company to pay the reasonable fees and expenses of any such advisor.

        22.  The Chair of the Committee shall make regular reports to the Board on the Committee's activities, as appropriate. In connection therewith, the Committee should review with the Board any significant issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's accountants, or the performance of the internal audit function.

        23.  Prepare any report or other disclosures, including any recommendation of the Committee to the Board, required by the rules of the SEC to be included in the Company's proxy statement.

        24.  Review and reassess the adequacy of this Charter on an annual basis and submit any recommended changes to the Board for approval.

        25.  Conduct and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter and set goals and objectives of the Committee for the upcoming year.

        26.  Perform any other duty or responsibility consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Miscellaneous

        The Committee is responsible for the duties set forth in this Charter. In fulfilling their responsibilities set forth in this Charter, it is recognized that members of the Committee, while financially literate under the applicable rules of the NYSE, the SEC and the Act, are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not the same quality as the audit performed by the independent accountants. The Committee shall be entitled to rely on (i) the integrity of those persons or organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by the Company absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the accountants of the Company. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to react best to a changing environment.

Exhibit B

SECOND AMENDED AND RESTATED
PLAYBOY ENTERPRISES, INC.
1995 STOCK INCENTIVE PLAN

        Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

        The purposes of this Plan are as follows:

        (1)  To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2)  To enable the Company to obtain and retain the services of key employees considered essential to the long-range success of the Company by providing and offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I

DEFINITIONS

        Whenever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

        Section 1.1    Board.    "Board" shall mean the Board of Directors of the Company.

        Section 1.2    Change of Control.    "Change of Control" shall mean the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of outstanding Options and rights or a substitution thereof of a new Option or right in such successor or ultimate parent of substantially equivalent value.

        Section 1.3    Code.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        Section 1.4    Committee.    "Committee" shall mean a committee of the Board of Directors comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect ("Rule 16b-3") and "outside directors" within the meaning of Section 162(m) of the Code.

        Section 1.5    Common Stock.    "Common Stock" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

        Section  1.6    Company.    "Company" shall mean Playboy Enterprises, Inc., a Delaware corporation.

        Section  1.7    Deferred Stock.    "Deferred Stock" shall mean Common Stock awarded under Article VII of the Plan.

        Section  1.8    Director.    "Director" shall mean a member of the Board.

        Section  1.9    Employee.    "Employee" shall mean any officer or other employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.

        Section  1.10    ERISA.    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        Section  1.11    Exchange Act.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        Section  1.12    Grantee.    "Grantee" shall mean an Employee granted a Performance Award, Stock Payment, Section 162(m) Performance Award, Section 162(m) Stock Payment, or an award of Deferred Stock or Section 162(m) Deferred Stock, under this Plan.

        Section  1.13    Incentive Stock Option.    "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        Section  1.14    Non-Qualified Option.    "Non-Qualified Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

        Section  1.15    Officer.    "Officer" shall mean an officer of the Company.

        Section  1.16    Option.    "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

        Section  1.17    Optionee.    "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

        Section  1.18    Performance Award.    "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

        Section  1.18A    Performance Criteria.    "Performance Criteria" shall mean objective performance criteria established pursuant to this Plan with respect to awards of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments and Section 162(m) Deferred Stock. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to corporation-wide objectives or objectives that are related to the performance of the individual Employee or of the Subsidiary, division, department or function with the Company or Subsidiary in which the participant is employed:

  (i)
  market value;

  (ii)
  book value;

  (iii)
  earnings per share;

  (iv)
  market share;

  (v)
  operating profit;

  (vi)
  net income;

  (vii)
  cash flow;

  (viii)
  return on capital;

  (ix)
  return on assets;

  (x)
  return on equity;

  (xi)
  margins;

  (xii)
  shareholder return;

  (xiii)
  sales or product volume growth;

  (xiv)
  productivity improvement; or

  (xv)
  costs or expenses.

        Each grant of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments, and Section 162(m) Deferred Stock shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but fall short of full achievement of the specified Performance Criteria.

        If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which the Employees have no or limited control including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary changes to income.

        Section  1.19    Plan.    "Plan" shall mean the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

        Section  1.20    Restricted Stock.    "Restricted Stock" shall mean Common Stock awarded under Article VII of this Plan.

        Section  1.21    Restricted Stockholder.    "Restricted Stockholder" shall mean an Employee granted an award of Restricted Stock under Article VI of this Plan.

        Section  1.22    Secretary.    "Secretary" shall mean the Secretary of the Company.

        Section  1.22A    Section 162(m) Deferred Stock.    "Section 162(m) Deferred Stock" shall mean Common Stock awarded under Article VII-A of this Plan.

        Section  1.22B    Section 162(m) Performance Award.    "Section 162(m) Performance Award" shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII-A of this Plan.

        Section  1.22C    Section 162(m) Restricted Stock.    "Section 162(m) Restricted Stock" shall mean Common Stock awarded under Section VI-A of this Plan.

        Section  1.22D    Section 162(m) Restricted Stockholder.    "Section 162(m) Restricted Stockholder" shall mean an Employee granted an award of Section 162(m) Restricted Stock under Article VI-A of this Plan.

        Section  1.22E    Section 162(m) Stock Payment.    "Section 162(m) Stock Payment" shall mean (i) a payment in the form of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.

        Section 1.23    Securities Act.    "Securities Act" shall mean the Securities Act of 1933, as amended.

        Section 1.24    Stock Payment.    "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.

        Section 1.25    Subsidiary.    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Section 1.26    Termination of Employment.    "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee, Restricted Stockholder, or Section 162(m) Restricted Stockholder and the Company or any Subsidiary is terminated, voluntarily or involuntarily, for any reason, with or without Cause (as defined below), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, subject to the definition of Cause below, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, "Cause" shall mean an Employee's (a) gross negligence in the performance of the responsibilities of such Employee's office or position; (b) any act of dishonesty or moral turpitude materially adversely affecting the Company or the Company's reputation; (c) commission of any other willful or intentional act that could reasonably be expected to injure materially the reputation, business or business relationships of the Company or any Subsidiary; or (d) conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation.

ARTICLE II

SHARES SUBJECT TO PLAN

        Section 2.1    Shares Subject to Plan.    (a) The shares of stock subject to Options, or awards of Restricted Stock, Section 162(m) Restricted Stock, Performance Awards, Section 162(m) Performance Awards, Deferred Stock, Section 162(m) Deferred Stock, Stock Payments, or Section 162(m) Stock Payments shall be Common Stock. The aggregate number of shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 5,503,000 shares of Common Stock.

        (b)  The maximum number of shares of Common Stock which may be subject to Options, rights or other awards granted under the Plan to any Employee in any calendar year shall not exceed 650,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

        (c)  With regard to Section 162(m) Performance Awards that are cash bonuses or other performance or incentive awards expressed as cash awards (without regard to whether such bonuses or awards are ultimately paid in the form of cash, stock, or a combination of both as described in Section 7.7A), an Employee may not be granted during any calendar year such Section 162(m) Performance Awards in an amount in excess of $1,000,000.

        Section 2.2    Unexercised Options and Awards.    If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised (including Restricted Stock, Section 162(m) Restricted Stock or any other award that is forfeited before applicable vesting requirements are met or transfer restrictions have lapsed), the number of shares subject to such Option or other right but as to which such Option or other right was not exercised (or vested or delivered without restriction, as the case may be) prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

        Section 2.3    Adjustments in Outstanding Options or Rights.    Subject to Section 4.2(c), in the event that the outstanding shares of the Common Stock subject to Options or other rights are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares or similar transaction, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or rights, or portions thereof then unexercised, shall be exercisable, so that the Optionee's, Grantee's, Restricted Stockholder's or Section 162(m) Restricted Stockholder's proportionate interest shall be maintained. Such adjustment shall be made without change in the total price applicable to the unexercised portion of the Option or right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company or any Subsidiary, their representatives and all other interested persons. Such adjustments will also be made in determining Section 2.1 limitations on maximum number and kind of shares which may be issued on exercise of Options, Restricted Stock, Section 162(m) Restricted Stock or other awards. The shares of Class B Common Stock reserved under this Plan will be reduced as Options, Restricted Stock, Section 162(m) Restricted Stock or other awards are granted or issued so that the aggregate number of any single Class of Stock will never exceed the total amount of shares authorized under the Plan.

ARTICLE III

GRANTING OF OPTIONS

        Section 3.1    Eligibility.    Any key Employee of the Company or a Subsidiary except Hugh M. Hefner shall be eligible to be granted Options.

        Section 3.2    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Without limitation of the foregoing, no person shall be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        Section 3.3    Granting of Options.    (a) The Committee shall from time to time, in its absolute discretion:

          (i)    Determine which Employees are "key Employees" and select from among the key Employees (including those to whom Options and/or rights have been previously granted under the Plan or any other stock option or other plan of the Company) such of them as in its opinion should be granted Options; and

          (ii)  Determine for each Employee the number of shares to be subject to such Options; and

          (iii)  Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

          (iv)  Determine the terms and conditions of such Options, consistent with the Plan.

        (b)  Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary or other authorized officer to execute and deliver a Stock Option Agreement, and may impose such conditions on the grant of such Option as it deems appropriate, not inconsistent with this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Section 162(m) Restricted Stock, Deferred Stock or Section 162(m) Deferred Stock, Performance Awards, Section 162(m) Performance Awards, Stock Payments or Section 162(m) Stock Payments or other rights which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and be exercised in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of such surrendered Option or award.

        (c)  Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

        (d)  Options granted hereunder shall be consideration for the future performance of services by the Optionee to the Company or a Subsidiary, as applicable.

ARTICLE IV

TERMS OF OPTIONS

        Section 4.1    Option Price.    (a) The price of the shares subject to each Non-Qualified Option shall not be less than 100% of the fair market value of such shares at the end of the business day immediately preceding the day such Option is granted.

        (b)  For purposes of the Plan, the fair market value ("Fair Market Value") of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of such class of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        (c)  The price of the shares subject to Incentive Stock Options shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted, or (ii) 110% of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

        Section 4.2    Commencement of Exercisability; Change of Control.    (a) Subject to the provisions of Sections 4.2(b) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2 and 9.3, accelerate the time at which such Option or any portion thereof may be exercised; provided further, however, that all outstanding Options shall become fully vested and exercisable as of immediately prior to a Change of Control.

        (b)  No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

        (c)  To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.2(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        Section 4.3    Expiration of Options.    (a) Unless an Option expires earlier or later pursuant to the terms of a Stock Option Agreement, each Option may be exercised any time until the first of the following events, after which such Option will become unexercisable:

          (i)    The expiration of ten (10) years from the date the Option was granted if the Employee is still employed by the Company or any Subsidiary; or

          (ii)  The expiration of three (3) months from the Employee's Termination of Employment if such Termination of Employment results from such Employee's retirement or such Employee's being discharged not for Cause, unless the Employee dies within said three-month period; or

          (iii)  The effective date of (i) a Termination of Employment for Cause, (ii) the Employee's resignation, or (iii) a Change of Control specified in clause (iii) of the definition of such term; or

          (iv)  In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of the Optionee's Termination of Employment;

  provided, however, that subsection (iv) shall not apply if the Optionee dies within said one-year period; or

          (v)  One (1) year from the date of the Optionee's death.

        (b)  Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

        (c)  The term of any Incentive Stock Option shall not be more than five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

        Section 4.4    No Right to Continued Employment.    Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.

        Section 4.5    Reload Options.    Options may, in the discretion of the Committee, be granted under the Plan to permit a participant to reaquire any shares such participant delivered to the Company as payment of the exercise price (as described in Section 5.3) in connection with the exercise of an Option hereunder or to reaquire any shares retained by the Company to satisfy the participant's withholding obligation in connection with the exercise of an Option hereunder (a "Reload Option"). The terms of a Reload Option shall be identical in all material respects to the terms of the Option as to which such Reload Option was granted, provided however, that the exercise price for each share granted under the Reload Option shall be the Fair Market Value of a share at the time such Reload Option is granted.

ARTICLE V

EXERCISE OF OPTIONS

        Section 5.1    Person Eligible to Exercise.    (a) Subject to 5.1(b), during the lifetime of an Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, within the time frame allowed, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. To the extent Rule 16b-3 as then in effect permits transfers of Options, the Committee may approve such transfers in its discretion.

        (b)  Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the then-vested portion of the Option may, prior to the time when such Option becomes unexercisable pursuant to the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's guardian or by any other person empowered to do so under the then applicable laws of guardianship. For purposes of this section 5.1(b), "disabled person" shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage such person's person or estate or (ii) is mentally ill and who because of such person's mental illness is not fully able to manage such person's person or estate.

        Section 5.2    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by terms of the Option, a partial exercise be with respect to a number of shares.

        Section 5.3    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary's office:

        (a)  A written notice signed by the Optionee (or other person then entitled to exercise such Option or portion), stating that such Option or portion thereof is being exercised and such notice complies with all applicable rules established by the Committee; and

        (b)  Payment in full for the exercised shares:

          (i)    In cash or by certified or cashier's check; or

          (ii)  In shares of the same class of the Company's Common Stock owned by the Optionee; provided, however, that the Optionee may use Common Stock in payment of the exercise price only if the shares so used are considered "mature" for purposes of generally accepted accounting principles, i.e., (x) they have been held by the Optionee free and clear for at least six months prior to the use thereof to pay part of an Option exercise price, (y) they have been purchased by the Optionee in other than a compensatory transaction, or (z) they meet any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an Option exercise price, as determined by the Committee; further provided, however, that the Optionee may use Common Stock in payment of the exercise price by means of attestation to the Company of his ownership of sufficient shares in a manner reasonably acceptable to the Committee. Shares actually delivered to the Company (i.e., shares for which the attestation mechanism is not used) must be duly endorsed for transfer to the Company. Shares used to pay all or part of the Option exercise price pursuant to this provision will be credited at their Fair Market Value on the date of delivery; or

          (iii)  With the consent of the Committee and at the sole discretion of the Company, by a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

          (iv)  Any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii); or

          (v)  To the extent permitted by law (including then existing interpretations of Rule 16b-3) a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells the Option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds less commission and withholding taxes to the Optionee; and

        (c)  Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (d)  Appropriate proof of the right of such person or persons to exercise the option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and

        (e)  Full payment of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option. With the consent of the Committee, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer or shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.1(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment.

        Section 5.4    [RESERVED]

        Section 5.5    Additional Conditions to Issuance of Stock Certificates.    The shares of Common Stock able and deliverable upon the exercise of an Option shall be fully paid and non-assessable. In addition to satisfaction of the conditions specified in Section 5.3, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a)  The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (b)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (c)  The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.

        Section 5.6    Rights as Stockholders.    The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders or the Company's stock record books reflect the Optionee as a stockholder pursuant to any book entry procedure approved by the Secretary.

        The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock, acquired by exercise of an Incentive Stock Option, within (i) two years from the date of granting such Option or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI

AWARD OF RESTRICTED STOCK

        Section 6.1    Award of Restricted Stock.    (a) The Committee shall from time to time, in its absolute discretion:

          (i)    Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Restricted Stock; and

          (ii)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

        (b)  In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Restricted Stock.

        (c)  Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        Section 6.2    Restricted Stock Agreement.    Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        Section 6.3    No Right to Continued Employment.    Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

        Section 6.4    Rights as Stockholders.    Upon delivery of any shares of Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7, and upon issuance thereof, if uncertificated, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

        Section 6.5    Restrictions.    All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company or a Subsidiary, Company performance, individual performance, or a change of control; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

        Section 6.6    Repurchase of Restricted Stock.    If consideration (other than services) was paid for Restricted Stock, the Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock or such other price as may be specified in the Restricted Stock Agreement; provided, however, that provision may be made in the Restricted Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

        Section 6.7    Escrow.    The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Restricted Stock).

        Section 6.8    Legend.    In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.

ARTICLE VI-A

AWARD OF SECTION 162(m) RESTRICTED STOCK

        Section 6.1A    Award of Section 162(m) Restricted Stock.    (a) The Committee shall from time to time, in its absolute discretion:

          (i)    Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Section 162(m) Restricted Stock; and

          (ii)  Determine the purchase price, if any, and other terms and conditions applicable to such Section 162(m) Restricted Stock, consistent with this Plan.

        (b)  In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Section 162(m) Restricted Stock.

        (c)  Upon the selection of a key Employee to be awarded Section 162(m) Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Section 162(m) Restricted Stock and may impose such conditions on the issuance of such Section 162(m) Restricted Stock as it deems appropriate.

        Section 6.2A    Section 162(m) Restricted Agreement.    Section 162(m) Restricted Stock shall be issued only pursuant to a written Section 162(m) Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        Section 6.3A    No Right to Continued Employment.    Nothing in this Plan or in any Section 162(m) Restricted Stock Agreement hereunder shall confer on any Section 162(m) Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Section 162(m) Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

        Section 6.4A    Rights as Stockholders.    Upon delivery of any shares of Section 162(m) Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7A, and upon issuance thereof, if uncertificated, the Section 162(m) Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Section 162(m) Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5A.

        Section 6.5A    Restrictions.    All shares of Section 162(m) Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Section 162(m) Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Section 162(m) Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability. The Section 162(m) Restricted Stock Agreement shall provide that a Section 162(m) Restricted Stockholder's rights in Section 162(m) Restricted Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Section 162(m) Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Section 162(m) Restricted Stockholder upon issuance, a Section 162(m) Restricted Stockholder's rights in unvested Section 162(m) Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

        Section 6.6A    Repurchase of Section 162(m) Restricted Stock.    If consideration (other than services) was paid for Section 162(m) Restricted Stock, the Committee shall provide in the terms of each individual Section 162(m) Restricted Stock Agreement that the Company shall have the right to repurchase from the Section 162(m) Restricted Stockholder the Section 162(m) Restricted Stock then subject to restrictions under the Section 162(m) Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Section 162(m) Restricted Stockholder for such Section 162(m) Restricted Stock or such other price as may be specified in the Section 162(m) Restricted Stock Agreement; provided, however, that provision may be made in the Section 162(m) Restricted Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Section 162(m) Restricted Stockholder's retirement, death or disability, or otherwise.

        Section 6.7A    Escrow.    The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Section 162(m) Restricted Stock until all of the restrictions imposed under the Section 162(m) Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Section 162(m) Restricted Stock).

        Section 6.8A    Legend.    In order to enforce the restrictions imposed upon shares of Section 162(m) Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Section 162(m) Restricted Stock that are still subject to restrictions under Section 162(m) Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.

ARTICLE VII

PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS

        Section 7.1    Performance Award.    Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

        Section 7.2    Stock Payments.    Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. In particular, any person designated by the Committee as a participant in the Company's Key Executive Incentive Bonus Plan (the "Bonus Plan") or under the Company Service Award Program (the "Service Award Program") in accordance with the terms thereof, and whose bonus or service award thereunder is comprised wholly or partially in shares of Common Stock, shall be deemed to have been selected to participate in this Plan, and shall receive such Common Stock denominated bonus as a Stock Payment in accordance with and under the provisions of this Section 7.2. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        Section 7.3    Deferred Stock.    Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

        Section 7.4    Performance Award Agreement, Deferred Stock Agreement, Stock Payment Agreement.    Each Performance Award, Deferred Stock Award and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        Section 7.5    Term.    The term of a Performance Award Agreement, Deferred Stock Award and/or Stock Payment shall be set by the Committee in its discretion.

        Section 7.6    Exercise Upon Termination of Employment.    A Performance Award, Deferred Stock Award and/or Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Performance Award, Deferred Stock Award and/or Stock Payment may be exercised or paid subsequent to Termination of Employment without cause, or following a Change in Control of the Company, or because of the Grantee's death or disability.

        Section 7.7    Payment.    Payment of the amount determined under Section 7.1 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

        Section 7.8    No Right to Continued Employment.    Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

ARTICLE VII-A

SECTION 162(m) PERFORMANCE AWARDS, SECTION 162(m)
DEFERRED STOCK, SECTION 162(m) STOCK PAYMENTS

        Section 7.1A    Section 162(m) Performance Awards.    Any key Employee selected by the Committee may be granted one or more Section 162(m) Performance Awards. The right to a Section 162(m) Performance Award shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

        Section 7.2A    Section 162(m) Stock Payments.    Any key Employee selected by the Committee may be granted one or more Section 162(m) Stock Payments. The right to a Section 162(m) Stock Payment shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

        Section 7.3A    Section 162(m) Deferred Stock.    Any key Employee selected by the Committee may be granted an award of Section 162(m) Deferred Stock. An award of Section 162(m) Deferred Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Common Stock underlying a Section 162(m) Deferred Stock award will not be issued until the Section 162(m) Deferred Stock award has vested. Unless otherwise provided by the Committee, a Grantee of Section 162(m) Deferred Stock shall have no rights as a Company stockholder with respect to such Section 162(m) Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

        Section 7.4A    Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Agreement, Section 162(m) Stock Payment Agreement.    Each Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        Section 7.5A    Term.    The term of a Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be set by the Committee in its discretion.

        Section 7.6A    Exercise Upon Termination of Employment.    A Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment may be exercised or paid following a Change in Control of the Company, or because of the Grantee's death or disability.

        Section 7.7A    Payment.    Payment of the amount determined under Section 7.1A above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII-A is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

        Section 7.8A    No Right to Continued Employment.    Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

ARTICLE VIII

ADMINISTRATION

        Section 8.1    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options, awards of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock or Section 162(m) Deferred Stock, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments are granted and awarded and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Options, awards of Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments are intended to qualify as performance-based compensation under Section 162(m) of the Code, and the Committee shall grant or award such Options, rights or other awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

        Section 8.2    Majority Rule.    The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        Section 8.3    Compensation; Professional Assistance; Good Faith Action.    Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options or other awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE IX

OTHER PROVISIONS

        Section 9.1    Options and Other Rights Are Not Transferable.    No Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, Section 162(m) Stock Payments, Restricted Stock, Section 162(m) Restricted Stock, Deferred Stock Awards or Section 162(m) Deferred Stock Awards or interest under this Plan or part thereof shall be liable for the debts, contracts or engagements of any Optionee, Grantee, Restricted Stockholder or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will, by the applicable laws of descent and distribution or by the approval of the Committee as described in Section 5.1(a) of the Plan.

        Section 9.2    Amendment, Suspension or Termination of the Plan; Modification of Options.    The Board may at any time terminate the Plan. With the express written consent of an individual participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Options or other awards. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the shareholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law or any rule of any stock exchange on which the Company's equity securities are traded, or in order for Options or other awards to qualify for an exception from Section 162(m) of the Code (to the extent they would so qualify but for the absence of shareholder approval). Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option, Restricted Stock, Section 162(m) Restricted Stock or award, alter or impair any rights or obligations under any such Option, Restricted Stock, Section 162(m) Restricted Stock or award.

No Option, Restricted Stock, Section 162(m) Restricted Stock or award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.3. An Option, Restricted Stock, Section 162(m) Restricted Stock or award shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the Board may modify the terms of any Option, Restricted Stock, Section 162(m) Restricted Stock or other award granted under the Plan, without the consent of the Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder in any manner which the Board deems necessary or desirable in order to improve the Company's ability to obtain such listing, registration, qualification, consent or approval.

        Section 9.3    Approval of Plan by Stockholders.    The Plan shall become effective as of the date of Board approval (the "Effective Date"), subject to the approval of the Company's stockholders within 12 months after the Effective Date; provided, however, that notwithstanding anything herein or in any award agreement to the contrary, all Section 162(m) Performance Awards, Section 162(m) Stock Payments, Section 162(m) Restricted Stock, and Section 162(m) Deferred Stock awarded prior to such stockholder approval shall be void if such approval has not been obtained at the end of said 12-month period.

        Section 9.4    Effect of Plan Upon Other Option and Compensation Plans.    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        Section 9.5    No Obligation to Register.    The Company shall not be deemed, by reason of the granting of any Option or any other award hereunder, to have any obligation to register the shares of Common Stock subject to such Option or award under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.

        Section 9.6    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Payment, Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Award, or Section 162(m) Stock Payment.

        Section 9.7    Loans.    The Committee may permit, in its discretion, and subject to the Company's approval, the extension by the Company of one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted under this Plan, or the issuance of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee, subject to the Company's approval.

        Section 9.8    Limitations Applicable to Section 16 Persons and Performance-Based Compensation.     Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted, or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option, right or award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

        Section 9.9    Compliance with Laws.    This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Section 9.10    Noncompetition Provisions.    The Committee, as a condition of issuing any award under the Plan, may include in any agreement evidencing such award such noncompetition and/or nonsolicitation provisions as it may deem appropriate, in its sole discretion, and any award containing such provisions shall not be effective until and unless the grantee thereof acknowledges by written consent his or her obligation to be bound thereby.

        Section 9.11    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        Section 9.12    Governing Law.    The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Exhibit C

AMENDED AND RESTATED
1997 EQUITY PLAN FOR NON-EMPLOYEE
DIRECTORS OF PLAYBOY ENTERPRISES, INC.

        1.    Purpose.    The purposes of the Plan are (1) to promote the growth and long-term success of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), by offering Non-Employee Directors the ability to acquire Common Stock of the Company, (2) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company, and (3) to more closely align the interests of Non-Employee Directors with the interests of the Company's stockholders by paying certain amounts of compensation for services as a Director in the form of shares of Common Stock.

        2.    Definitions.    In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they have the meanings specified below, unless the context clearly indicates otherwise.

        "Accounting Period" means each calendar quarter of the Company, such quarters beginning on January 1, April 1, July 1 and October 1 of each year.

        "Award" means an award of an Option Right, Restricted Stock or Common Stock Grant under this Plan.

        "Board" means the Board of Directors of the Company.

        "Calendar Year" means the period beginning on January 1 of each year and ending on December 31 of each year.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company, and any security into which such Common Stock may be converted or for which such Common Stock may be exchanged by reason of any transaction or event of the type described in Section 9 of this Plan.

        "Common Stock Grant" means Common Stock, other than Restricted Stock, awarded pursuant to Section 5 of this Plan.

        "Company" has the meaning set forth in Section 1, and includes its successors.

        "Date of Award" means the date specified by the Board on which an Award becomes effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

        "Deferred Compensation Plan" means the Playboy Enterprises, Inc. Board of Directors' Deferred Compensation Plan, effective as of October 1, 1992, as it may be amended from time to time.

        "Employee" means any officer or other employee of the Company or of any corporation which is then a Subsidiary.

        "Issuance Date" has the meaning set forth in Section 6.

        "Mandatory Fee and Retainer Shares" means (a) Common Stock awarded pursuant to Section 6(a) with an aggregate Market Value per Share generally equal to a Non-Employee Director's Meeting Fees and (b) Common Stock awarded pursuant to Section 6(b) with an aggregate Market Value per Share generally equal to a Non-Employee Director's Retainer.

        "Meeting Fees" means the compensation payable to a Non-Employee Director with regard to the number of Board or Committee meetings attended, or Committee positions held, as determined by the Board from time to time, but for purposes of Section 6 of this Plan shall not include any such compensation subject to deferral under the Deferred Compensation Plan pursuant to an agreement executed by a Non-Employee Director and the Company in accordance with the terms of the Deferred Compensation Plan.

        "Market Value per Share" means either (a) the closing price of a share of Common Stock as reported on the New York Stock Exchange (the "NYSE") on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported, as published in the Midwest Edition of The Wall Street Journal, or (b) if there is no reporting of transactions on the NYSE, the fair market value of a share of Common Stock as determined by the Board from time to time.

        "Non-Employee Director" means a member of the Board who is not an Employee.

        "Optionee" means a Non-Employee Director to whom an Option Right is awarded under this Plan.

        "Option Price" means the purchase price payable upon the exercise of an Option Right.

        "Option Right" means the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.

        "Participant" means a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who is selected by the Board to receive Awards under this Plan, who is entitled to receive Mandatory Fee Shares or Mandatory Retainer Shares or who has elected to receive Voluntary Shares.

        "Participation Agreement" means the agreement submitted by a Non-Employee Director to the Secretary of the Company pursuant to which a Non-Employee Director may elect to receive all or any portion of his or her Retainer in the form of Voluntary Shares for a specified period in the future.

        "Performance Objectives" means the performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Awards.

        "Plan" means the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. as set forth herein, as the same may be amended or restated from time to time.

        "Restricted Stock" means Common Stock awarded pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.

        "Restricted Stockholder" means a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.

        "Retainer" means the portion of a Non-Employee Director's annual compensation that is payable without regard to the number of board or committee meetings attended or committee positions held, as determined by the Board from time to time, but for purposes of Section 7 of this Plan shall not include (a) any such compensation subject to deferral under the Deferred Compensation Plan pursuant to an agreement executed by a Non-Employee Director and the Company in accordance with the terms of the Deferred Compensation Plan and (b) any such compensation which is issued to a Non-Employee Director as Mandatory Retainer Shares pursuant to Section 6(b) hereof.

        "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor rule.

        "Subsidiary" means any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity (each, an "Entity") in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other Entities in such chain.

        "Termination of Directorship" means the time when a Participant ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected or reelected, death or retirement.

        "Valuation Date" has the meaning set forth in Section 6(a).

        "Voluntary Shares" has the meaning set forth in Section 7(a).

        3.    Shares Available under the Plan.    Subject to adjustment as provided in Section 9 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 400,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an Option Right lapses or terminates before such Option is exercised or shares of Restricted Stock or Common Stock Grants are forfeited, for any reason, the shares covered thereby may again be made subject to Awards or issued as Mandatory Fee Shares, Mandatory Retainer Shares, or Voluntary Shares under this Plan.

        4.    Option Rights.    The Board may from time to time authorize Awards to Participants of Options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Each Award shall specify the number of shares of Common Stock to which the Option Rights pertain.

          (b)  Each Award of Option Rights shall specify an Option Price per share of Common Stock, which shall be equal to or greater than the Market Value per Share on the Date of Award.

          (c)  Each Award of Option Rights shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including, without limitation, any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan, and (iv) any combination of the foregoing.

          (d)  On or after the Date of Award of any Option Right, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Award, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received by the Optionee upon the exercise of the Option Right shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the Optionee.

          (e)  Any Award of Option Rights may provide for the deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

          (f)    Successive Awards may be made to the same Participant regardless of whether any Option Rights previously awarded to the Participant remain unexercised.

          (g)  Each Award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary or Performance Objectives that must be achieved before the Option Rights or installments thereof shall become exercisable, and any Award may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other transaction or event.

          (h)  The term of an Option Right shall be set by the Board; provided, however, that no Option Right awarded pursuant to this Section 4 may have a term of more than 10 years from the Date of Award.

          (i)    Each Award of an Option Right shall be evidenced by a written Stock Option Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        5.    Common Stock Grants and Restricted Stock.    The Board may also authorize Awards to Participants of Common Stock Grants and Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  A Common Stock Grant consists of the transfer by the Company to a Participant of shares of Common Stock in consideration and as additional compensation for services performed for the Company. Each Award of Common Stock Grants and Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to, in the case of Awards of Restricted Stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)  Each Award of Restricted Stock shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and may provide for the termination of such risk of forfeiture upon the achievement of certain Performance Objectives, in the event of a change in control of the Company, or upon any other transaction or event.

          (c)  Each Award of Restricted Stock shall provide during the period for which such substantial risk of forfeiture is to continue, and any Award of Common Stock Grants may provide, that the transferability of the shares of Common Stock subject to such Awards shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

          (d)  Any Award of a Common Stock Grant or Restricted Stock may be made in consideration of payment by the Participant of an amount that is less than the Market Value per Share on the Date of Award, but in no event shall the value of the consideration provided with respect to any such Award be less than the par value per share of Common Stock.

          (e)  Any Award of Restricted Stock may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

          (f)    Each Award of a Common Stock Grant and Restricted Stock shall be evidenced by a Stock Grant Agreement or Restricted Stock Agreement (as the case may be), which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, Restricted Stock will be held in book-entry form by the Company as custodian for the Participant. Any certificates representing shares of Restricted Stock, together with a stock power endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.

          (g)  The Board may provide, at or after the Date of Award of any Common Stock Grant or Restricted Stock, for the payment of a cash award intended to offset the amount of tax that the Participant may incur in connection with such Common Stock Grant or Restricted Stock, including, without limitation, tax on the receipt of such cash award.

          (h)  The Board may provide in any individual Stock Grant Agreement or Restricted Stock Agreement that the Company shall have the right to repurchase the Restricted Stock then subject to restrictions under the Restricted Stock Agreement, or the Common Stock subject to the Common Stock Grant, immediately upon a Termination of Directorship for any reason at a cash price per share equal to the cash price paid by the Participants for such Restricted Stock or Common Stock. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Termination of Directorship without cause or because of the Participant's retirement, death or permanent and total disability.

        6.    Mandatory Fee and Retainer Shares.

          (a)  Commencing with the first meeting of the Board following the effective date of this Plan, all Meeting Fees shall be payable in the form of Mandatory Fee Shares. No later than ten (10) days following the end of an Accounting Period (the "Issuance Date"), the Company shall issue to each Non-Employee Director a number of Mandatory Fee Shares equal to (i) the amount of such Director's Meeting Fees for such Accounting Period, divided by (ii) the Market Value per Share on the last day of each Accounting Period (the "Valuation Date") with respect to which such Meeting Fees are payable. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of Meeting Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Fee Shares to a Director.

          (b)  Commencing on January 1, 2001, 50% of each Non-Employee Director's Retainer shall be payable in the form of Mandatory Retainer Shares. Upon the Issuance Date, the Company shall issue to each Non-Employee Director a number of mandatory Retainer Shares equal to (i) 50% of the amount of such Director's Retainer for such accounting period, divided by (ii) the Market Value per Share on the applicable Valuation Date. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractions shares shall be disregarded, and the remaining amount of such portion of the Non-Employee Director's Retainer shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Retainer Shares to a Director.

        7.    Voluntary Shares.    Each Non-Employee Director shall be eligible to elect to receive shares of Common Stock in accordance with the following provisions:

          (a)  Prior to the commencement of the Company's Calendar Year (or by such other date as may be specified by the Board), a Participant may elect, by the filing of a Participation Agreement, to have up to 100 percent of his or her Retainer paid by the Company in the form of shares of Common Stock in lieu of a cash payment (the "Voluntary Shares"). Such Participation Agreement must, except as the Board may otherwise provide, be filed as a one-time election for the applicable Calendar Year. Unless the Director revokes or changes such election by filing a new Participation Agreement by the due date therefor specified in this Section 7(a), such election shall apply to a Participant's Retainer for each subsequent Calendar Year. Once an election has been terminated, another election may not be made effective until the commencement of the next subsequent full Calendar Year unless the Board shall have otherwise provided.

          (b)  No later than the Issuance Date, the Company shall issue to each Participant who has made an election under Section 7(a), a number of Voluntary Shares for the prior Accounting Period equal to (i) the amount of such Director's Retainer for such Accounting Period that such Director has elected to receive as Voluntary Shares, divided by (ii) the Market Value per Share on the Valuation Date. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of the Retainer shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of the Voluntary Shares to a Director.

        8.    Transferability.

          (a)  Except as may be otherwise determined by the Board, (i) Awards, Mandatory Fee Shares, Mandatory Retainer Shares and Voluntary Shares issued or granted under this Plan shall be issued only to a Participant, (ii) Option Rights and Restricted Stock may be transferred by a Participant only by will or the laws of descent and distribution, and (iii) Option Rights may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

          (b)  Any Award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.

          (c)  To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3, Mandatory Fee Shares, Mandatory Retainer Shares and Voluntary Shares acquired by a Participant shall be held by the Participant for a period of at least six months following the date of such acquisition.

        9.    Adjustments.    The Board may make or provide for such adjustments in the (a) number of shares of Common Stock covered by outstanding Awards, payable as Mandatory Fee Shares or Mandatory Retainer Shares or subject to elections to receive Voluntary Shares, (b) prices per share applicable to Option Rights, and (c) kind of shares (including, without limitation, shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards,

Mandatory Fee Shares, Mandatory Retainer Shares or Voluntary Shares to be issued under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards, Mandatory Fee Shares, Mandatory Retainer Shares or Voluntary Shares so replaced. The Board may also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.

        10.    Fractional Shares.    The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as the Board may deem appropriate under this Plan.

        11.    Withholding Taxes.    To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        12.    Certain Terminations of Directorships.

          (a)  Notwithstanding any other provision of this Plan to the contrary, in the event of a Termination of Directorship by reason of death or disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable or any Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

          (b)  If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Award outstanding under this Plan, but such Director shall no longer be eligible to receive any further Awards, Mandatory Fee Shares, Mandatory Retainer Shares or Voluntary Shares under this Plan.

        13.    Administration.

          (a)  Administration by the Board; Delegation. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

          (b)  Administrative Powers. The Board shall have the power to interpret this Plan, the Option Rights, the Common Stock Grants, the Restricted Stock, the procedures for issuance of Mandatory Fee Shares or Mandatory Retainer Shares and elections to receive Voluntary Shares, and the agreements pursuant to which the Option Rights, the Common Stock Grants, the Restricted Stock,

  the Mandatory Fee Shares, Mandatory Retainer Shares and the Voluntary Shares are awarded and issued (including Participation Agreements), and to adopt such rules for the administration, interpretation and application of this Plan (including the administration of this Plan in conjunction with the Deferred Compensation Plan), and such agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder.

          (c)  Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or any Option, Common Stock Grant, Restricted Stock, Mandatory Fee Shares, Mandatory Retainer Shares or Voluntary Shares, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        14.    Amendment, Suspension, Termination and Other Matters.

          (a)  This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 9 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange, including the NYSE, on which the Common Stock may be listed for trading or authorized for quotation. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides.

          (b)  The Board may make under this Plan any Award or combination of Awards authorized under this Plan in exchange for the cancellation of an Award that was not made under this Plan.

          (c)  Except as provided in Section 14(b) of this Plan, the making of one or more Awards to a Non-Employee Director under this Plan shall not preclude the making of Awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.

        15.    Termination of the Plan.    No further awards shall be made under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Company.

        16.    Effective Date.    The effective date of this Plan shall be the date of its adoption by the Board of Directors. This Plan and all Awards granted, Mandatory Fee Shares issued, and any elections to receive Voluntary Shares effected prior to the stockholder approval hereinafter mentioned, shall be void and of no further force and effect unless this Plan shall have been approved at a meeting of stockholders of the Company called for such purpose by the affirmative vote of a majority of the shares of Class A Common Stock of the Company represented in person or by proxy.

PLAYBOY ENTERPRISES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2003

The undersigned hereby constitutes and appoints CHRISTIE HEFNER and HOWARD SHAPIRO, and each of them, as Proxies, each with full power of substitution, to vote for the undersigned all of the shares of Class A Common Stock of PLAYBOY ENTERPRISES, INC. registered in the name of the undersigned, as of March 17, 2003, at the annual meeting of stockholders of Playboy Enterprises, Inc. to be held May 14, 2003 and at any and all adjournments of that meeting, upon the following matters, which are more fully described in the Proxy Statement.

The right to revoke this proxy at any time before it is voted is reserved. When properly executed, this proxy will be voted or withheld in accordance with the specifications made in this proxy. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF MS. HEFNER AND MESSRS. BOOKSHESTER, CHEMEROW, DRAPKIN, KERN, PILLAR, ROSENTHAL AND ROSENZWEIG AS DIRECTORS; "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF PLAYBOY'S CLASS B COMMON STOCK RESERVED FOR ISSUANCE AND THE MAXIMUM NUMBER OF SHARES WHICH MAY BE GRANTED TO ANY EMPLOYEE IN ANY CALENDAR YEAR; "FOR" APPROVAL OF AN AMENDMENT TO OUR 1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF PLAYBOY'S CLASS B COMMON STOCK RESERVED FOR ISSUANCE; AND "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.

(Micro Perf)		(Micro Perf)
/*\	FOLD AND DETACH HERE	/*\

Playboy Enterprises, Inc.
Please mark vote in oval in the following manner using dark ink only.    ☐

1.	Election of Directors: Nominees: 01-D. Bookshester, 02-D. Chemerow, 03-D. Drapkin, 04-C. Hefner, 05-J. Kern, 06-R. Pillar, 07-S. Rosenthal, 08-R. Rosenzweig, To withhold authority to vote for one or more (but less than all) nominees, write such nominee(s) name below and mark "For All Except" to the right.	For All ☐	Withhold All ☐	For All Except ☐	2.	To approve an amendment to our Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 3,703,000 shares to 5,503,000 shares and the maximum number of shares which may be granted to any employee in any calendar year from 250,000 shares to 650,000 shares.	For ☐	Against ☐	Abstain ☐
	Nominee Exception				3.
						To approve an amendment to our 1997 Equity Plan for Non-Employee Directors, as amended, to increase the number of shares of Playboy's Class B common stock reserved for issuance under this plan from 200,000 shares to 400,000 shares.	For ☐	Against ☐	Abstain ☐
					4.	To ratify the selection of Ernst & Young LLP as independent auditors of Playboy Enterprises, Inc. for 2003.	For ☐	Against ☐	Abstain ☐
					The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.
					Signature(s)

					Dated:		, 2003

					The signature to this proxy should conform exactly to the name as shown. When shares are held by joint tenants, all such tenants must sign.

(Micro Perf)		(Micro Perf)
/*\	FOLD AND DETACH HERE	/*\

PLEASE MARK, SIGN, DATE AND MAIL
THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
PLAYBOY STOCK OWNERSHIP
EXECUTIVE COMPENSATION
Summary Compensation
Option Grants in Last Fiscal Year
FY-End Option Values
PERFORMANCE GRAPH
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN* AMONG PLAYBOY ENTERPRISES, INC., THE RUSSELL 2000 INDEX AND PEER GROUP
REPORT OF THE AUDIT COMMITTEE
Equity Compensation Plan Information
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO OUR 1995 STOCK INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO OUR 1997 EQUITY PLAN
PROPOSAL NO. 4 APPOINTMENT OF INDEPENDENT AUDITORS
OTHER INFORMATION
  Exhibit A
PLAYBOY ENTERPRISES, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
  Exhibit B
SECOND AMENDED AND RESTATED PLAYBOY ENTERPRISES, INC. 1995 STOCK INCENTIVE PLAN
ARTICLE I DEFINITIONS
ARTICLE II SHARES SUBJECT TO PLAN
ARTICLE III GRANTING OF OPTIONS
ARTICLE IV TERMS OF OPTIONS
ARTICLE V EXERCISE OF OPTIONS
ARTICLE VI AWARD OF RESTRICTED STOCK
ARTICLE VI-A AWARD OF SECTION 162(m) RESTRICTED STOCK
ARTICLE VII PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS
ARTICLE VII-A SECTION 162(m) PERFORMANCE AWARDS, SECTION 162(m) DEFERRED STOCK, SECTION 162(m) STOCK PAYMENTS
ARTICLE VIII ADMINISTRATION
ARTICLE IX OTHER PROVISIONS
  Exhibit C
AMENDED AND RESTATED 1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS OF PLAYBOY ENTERPRISES, INC.